EXHIBIT 2.2

            IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT


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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT





30DC, INC.


and


Dan Raine



















HWL EBSWORTH
        LAWYERS

Level 14, Australia Square
264-278 George Street
SYDNEY  NSW  2000
DX 129 SYDNEY
ABN 37 246 549 189
Tel:     (02) 9334 8555
Fax:     1300 369 656

WWW.HWLEBSWORTH.COM.AU
Ref:     PJS:SS:164845






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                               TABLE OF CONTENTS


1.   DEFINITIONS AND INTERPRETATION...........................................1

     1.1      DEFINITIONS.....................................................1
     1.2      INTERPRETATION..................................................6
     1.3      BUSINESS DAY AND DAY............................................6

2.   CONDITIONS PRECEDENT.....................................................7

     2.1      CONDITION PRECEDENT.............................................7
     2.2      REASONABLE ENDEAVOURS...........................................7
     2.3      NOTICE..........................................................7
     2.4      WAIVER..........................................................7
     2.5      CUT-OFF DATE....................................................7
     2.6      RIGHTS AFTER TERMINATION........................................7

3.   SALE AND PURCHASE........................................................8

     3.1      SALE............................................................8
     3.2      FREE FROM ENCUMBRANCE...........................................8
     3.3      CONSIDERATION...................................................8

4.   PERIOD BEFORE COMPLETION.................................................8

     4.1      CARRYING ON OF BUSINESS.........................................8
     4.2      RESTRICTIONS....................................................8
     4.3      NOTICE TO CUSTOMERS.............................................9
     4.4      ACCESS AND ASSISTANCE...........................................9

5.   COMPLETION...............................................................9

     5.1      TIME AND PLACE..................................................9
     5.2      TITLE AND RISK..................................................9
     5.3      DELIVERY OF BUSINESS............................................9
     5.4      COMPLETION OBLIGATIONS OF THE PURCHASER.........................9
     5.5      VENDOR'S OBLIGATIONS AT COMPLETION.............................10
     5.6      ASSIGNMENT OF IMMEDIATE EDGE BUSINESS INTELLECTUAL PROPERTY....11
     5.7      COMPLETION ACTIONS ARE SIMULTANEOUS............................11

6.   PERIOD AFTER COMPLETION.................................................11

     6.1      CARRYING ON OF BUSINESS........................................11
     6.2      DOCUMENTS TO BE AVAILABLE AFTER COMPLETION.....................11
     6.3      PAYMENTS BELONGING TO THE PURCHASER............................11

7.   ADJUSTMENTS.............................................................12

8.   CONTRACTS AND APPROVALS.................................................12

     8.1      GENERALLY......................................................12
     8.2      NOVATION OR ASSIGNMENT.........................................12
     8.3      FAILED ASSIGNMENT OR NOVATION..................................12
     8.4      INDEMNITY FROM THE VENDOR......................................13
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9.   ASSUMED LIABILITIES.....................................................13

     9.1      ASSUMPTION OF ASSUMED LIABILITIES..............................13
     9.2      DEBTS AND LIABILITIES OWING BY THE VENDOR......................13

10.  WARRANTIES..............................................................13

     10.1     GIVING OF WARRANTIES...........................................13
     10.2     INVESTIGATION BY THE VENDOR....................................14
     10.3     INVESTIGATION BY THE PURCHASER.................................14
     10.4     INDEPENDENT WARRANTIES.........................................14
     10.5     INDEMNITY BY THE VENDOR........................................14
     10.6     INDEMNITY BY THE PURCHASER.....................................14
     10.7     RELIANCE.......................................................15
     10.8     NON-MERGER AND SURVIVAL OF WARRANTIES..........................15
     10.9     CONTINUING VENDOR'S INDEMNITIES AND SURVIVAL OF INDEMNITIES....15
     10.10    LIMITATION OF LIABILITY UNDER THE VENDOR WARRANTIES............15
     10.11    CONTINUING PURCHASER INDEMNITIES AND SURVIVAL OF INDEMNITIES...15
     10.12    LIMITATION OF LIABILITY UNDER THE PURCHASER WARRANTIES.........16
     10.13    BREACH OF WARRANTY.............................................16
     10.14    WARRANTIES LIMITED BY EXTENT OF KNOWLEDGE......................16

11.  LIMITATION OF LIABILITY.................................................16

     11.1     NO LIABILITY - PURCHASER.......................................16
     11.2     NO LIABILITY - VENDOR..........................................17
     11.3     MINIMUM AMOUNT OF CLAIMS.......................................17
     11.4     MAXIMUM LIABILITY FOR CLAIMS...................................17
     11.5     REIMBURSEMENT FOR AMOUNTS RECOVERED............................17
     11.6     THIRD PARTY CLAIMS.............................................18
     11.7     NON-EXCLUDABLE TERMS...........................................18

12.  TAX LIABILITY...........................................................18

     12.1     VENDOR MUST CO-OPERATE.........................................18
     12.2     PAYMENT OF TAX.................................................18

13.  RECORDS.................................................................19

14.  RESTRAINT...............................................................19

     14.1     DEFINITION.....................................................19
     14.2     UNDERTAKINGS BY THE VENDOR.....................................19
     14.3     SEPARATE UNDERTAKINGS..........................................20
     14.4     VALUE OF THE IMMEDIATE EDGE BUSINESS...........................20
     14.5     LEGAL ADVICE...................................................20
     14.6     INJUNCTION.....................................................20
     14.7     SURVIVAL OF OBLIGATIONS........................................20

15.  EXCLUSIVITY.............................................................20

16.  ANNOUNCEMENTS...........................................................20

     16.1     LEGAL REQUIREMENTS.............................................20
     16.2     DISCLOSURE TO OFFICERS AND PROFESSIONAL ADVISERS...............21
     16.3     FURTHER PUBLICITY..............................................21

17.  DUTIES, COSTS AND EXPENSES..............................................21

     17.1     DUTIES.........................................................21
     17.2     COSTS AND EXPENSES.............................................21
     17.3     COSTS OF PERFORMANCE...........................................21

18.  NOTICES.................................................................21

     18.1     METHOD.........................................................21
     18.2     RECEIPT........................................................22
     18.3     ADDRESS OF PARTIES.............................................22

19.  GENERAL.................................................................23

     19.1     GOVERNING LAW AND JURISDICTION.................................23
     19.2     AMENDMENT......................................................23
     19.3     WAIVER.........................................................23
     19.4     EXERCISE OF A RIGHT............................................23
     19.5     ASSIGNMENT.....................................................23
     19.6     SEVERANCE......................................................23
     19.7     COUNTERPARTS...................................................24
     19.8     NO MERGER......................................................24
     19.9     CONSENT........................................................24
     19.10    SURVIVAL OF INDEMNITIES........................................24
     19.11    ENTIRE AGREEMENT...............................................24
     19.12    EXTENT THAT THE LAW PERMITS....................................24
     19.13    POWER OF ATTORNEY..............................................24
     19.14    CUMULATIVE RIGHTS..............................................24
     19.15    FURTHER ASSURANCES.............................................25
     19.16    CONFIDENTIALITY................................................25
     19.17    ENFORCEMENT OF INDEMNITIES.....................................26
     19.18    SPECIFIC PERFORMANCE...........................................26
     19.19    KNOWLEDGE OF THE WARRANTOR.....................................26
     19.20    TIME OF THE ESSENCE............................................26
     19.21    INCONSISTENCY..................................................26
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SCHEDULE 1 VENDOR WARRANTIES.................................................27

SCHEDULE 2 PURCHASER WARRANTIES..............................................38

SCHEDULE 3 IMMEDIATE EDGE INTELLECTUAL PROPERTY..............................42

SCHEDULE 4 INTERNET PRODUCTS.................................................43

SCHEDULE 5 DISCLOSURE STATEMENT..............................................44

SCHEDULE 6 CUSTOMER LISTS....................................................45

SCHEDULE 7 ASSUMED LIABILITIES...............................................46

SCHEDULE 8 CONTRACTS.........................................................47

ANNEXURE ACCOUNTS............................................................49

ANNEXURE B DAN RAINE CONSULTANCY AGREEMENT...................................50

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT


DATE                       July 2010
--------------------------

PARTIES
--------------------------

                           30DC, INC. of 69 Ardmillan Road
                           Moonee Ponds, Victoria, Australia

                                                                     (PURCHASER)

                           DAN RAINE of 7 Norman Road
                           Runcorn, Cheshire, WA7 SPE, United Kingdom


                                                                        (VENDOR)


BACKGROUND
--------------------------
A. The Vendor owns the Business Assets and carries on the Immediate Edge Business.

B.
                           The Purchaser was incorporated in Delaware, United States of America on October 17, 2008 for the purpose of acquiring and developing successful internet-related marketing products, services and technology businesses.
C.
                           Pursuant to the Overarching Deed of Agreement entered into by the Purchaser, the WCCL Shareholders (as defined below), WCCL (as defined below), Marillion (as defined below), Dale (as defined below) and the Vendor on or about 14 November 2008, the Purchaser agreed to acquire the Immediate Edge Business and the Business Assets from the Vendor in accordance with the terms and conditions of this Agreement.
D.
                           The Vendor agrees to sell and the Purchaser agrees to purchase the Immediate Edge Business and the Business Assets in consideration for the issue by the Purchaser of 600,000 Shares on Completion to the Vendor or his nominee(s) on the terms and conditions of this Agreement.
E.
                           Completion of this Agreement is conditional on the completion of the 30 Day Challenge Business and Assets Acquisition Agreement (as defined below).

                           -----------------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
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1.1      DEFINITIONS

         In this Agreement, unless the context requires otherwise:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by Marillion;

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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         30 DAY CHALLENGE  BUSINESS AND ASSETS  ACQUISITION  AGREEMENT means the business and assets acquisition agreement to be entered into between the Purchaser, Marillion and Dale for the acquisition by the Purchaser of the 30 Day Challenge Business;

         ACCOUNTING STANDARDS means:

         (a) in relation to the Purchaser, the applicable accounting standards and practices required under the applicable Legislation of the State of Delaware, United States of America and, to the extent none are applicable, in accordance with accounting principles and practices generally accepted in the United States of America; and

         (b) in relation to the Vendor, the applicable accounting standards (as that term is defined in section 256 of the COMPANIES ACT 1985 (UK)) and to the extent none are applicable, in accordance with accounting principles and practices generally accepted in England and Wales;

         ACCOUNTS means the unaudited balance sheet, income statement and statement of cashflow of the Vendor in respect of the Immediate Edge Business as at the Accounts Date and the unaudited statement of financial performance of the Vendor in respect of the Immediate Edge Business for the financial year ending on the Accounts Date, set out in the Annexure;

         ACCOUNTS DATE means 30 June 2010;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

         APPROVALS   means   the   permits,   licences,   consents   and   other
         authorisations relating to the Immediate Edge Business;

         ASSUMED LIABILITIES means the Trade Creditors;

         BUSINESS ASSETS means all the assets owned by the Vendor including:

         (a)      the Goodwill;

         (b)      the Internet Products;

         (c)      the Immediate Edge Business Intellectual Property;

         (d)      the Immediate Edge Business Names;

         (e)      the custom of the customers described in the Customer Lists;

         (f)      the Records;

         (g)      the benefit of the Contracts;

         (h)      the benefit of the supply agreements;

         (i)      the benefit of the Approvals;

         (j)      the Trade Debtors; and

         (k) all other tangible or intangible Business Assets owned and used by the Vendor in the Immediate Edge Business;

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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         BUSINESS  DAY  means a day on which  banks  are open  for  business  in
         Delaware, United States of America, but excluding any Saturday or Sunday;

         CASH means the cash at bank on deposit or at hand of the Vendor in respect of the Business and other amounts constituting cash within the meaning of the Accounting Standards as at the date of this Agreement;

         CLAIM means any allegation, debt, cause of action, Liability, claim, proceeding, suit or demand of any nature howsoever arising and whether present or future, fixed or unascertained, actual or contingent, whether at law, in equity, under statute or otherwise;

         COMPLETION means the completion of the sale and purchase of the Immediate Edge Business and the Business Assets, the issue and allotment of the Immediate Edge Issue Shares and the other steps required under clause 5;

         COMPLETION DATE means the date on which Completion  occurs under clause
         5;

         CONFIDENTIAL INFORMATION means:

         (a)      a  trade  secret,   information,   idea,  concept,   know-how,
                  technology, process and knowledge which is confidential or of a sensitive nature; but

         (b)      it does not include:

                  (i)      anything in the public domain; or

                  (ii)     anything   known  to  the  recipient   party  of  the
                           confidential information before this Agreement is executed;

         CONTRACTS means the agreements, tenders, quotations and orders in respect of the Immediate Edge Business to which the Vendor is a party and that are wholly or partly to be performed after Completion;

         CUSTOMER LISTS means the lists of all of the customers of the Vendor including without limitation, the list of customers set out in Schedule 6;

         DALE means Edward Wells Dale of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia;

         DAN RAINE CONSULTANCY AGREEMENT means the consultancy agreement between the Purchaser and the Vendor to be executed prior to or on the Completion Date, a copy of which is attached to this Agreement as Annexure B;

         DISCLOSURE STATEMENT is the statement set out in Schedule 5;

         DOMAIN NAMES means the domain names listed in Item 4 Schedule 3;

         ENCUMBRANCE means any encumbrance, and includes any mortgage, charge, pledge or lien;

         GOODWILL means the goodwill of the Vendor in and attaching to the Immediate Edge Business;

         GOVERNMENTAL AGENCY means any governmental, administrative, monetary, fiscal or judicial body, department, commission, authority, tribunal, agency or entity in any part of the world;

         IMMEDIATE EDGE BUSINESS means the online education and training business in internet marketing and small business start up, owned and operated by the Vendor;

         IMMEDIATE EDGE BUSINESS INTELLECTUAL PROPERTY means the Intellectual Property Rights set out in Schedule 3; and any other Intellectual Property Rights owned by the Vendor and relating to the Immediate Edge Business;

         IMMEDIATE EDGE BUSINESS NAMES means the registered and unregistered business names listed in Item 1 Schedule 3;

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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         IMMEDIATE EDGE ISSUE SHARES means 600,000 Shares;

         INTELLECTUAL PROPERTY LICENCE means an agreement under which a person obtains the right to use an Intellectual Property Right which does not give ownership of an Intellectual Property Right;

         INTELLECTUAL PROPERTY RIGHT means:

         (a)      a company name;

         (b)      a business name;

         (c)      a domain name;

         (d)      a trade mark;

         (e)      a logo;

         (f)      a design;

         (g)      copyright;

         (h)      Confidential Information and know-how;

         (i) a patent, a patent application, a discovery, an invention, a registered and unregistered design, a copyright and a similar right; or

         (j)      an Intellectual Property Licence;

         INTERNET PRODUCTS means the software, computer programs and related internet products created by the Vendor for the Immediate Edge Business or used in the conduct of the Immediate Edge Business, set out in
         Schedule 4;

         LAW  includes  any  requirement  of  any  statute,   rule,  regulation,
         proclamation, ordinance or by law, present or future, and whether state, federal or otherwise;

         LEGISLATION means any Law or industrial or employment award, agreement or instrument;

         LIABILITY means any debt or other monetary liability or penalty, fine or payment or any liabilities (whether actual, contingent or prospective), losses, damages, costs and expenses of whatsoever nature or description including without limitation, any loans;

         LOSS means any damage, loss, cost, Claim, liability or expense (including legal costs and expenses);

         MARILLION means Marillion Partnership of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia;

         MATERIAL ADVERSE EFFECT means:

         (a)      in relation to a Warranty,  a material  adverse  effect on the financial condition or operations or prospects of the Immediate Edge Business taken as a whole (when compared to what the financial condition or operations or prospects of the Immediate Edge Business would be if the Warranty were true); and

         (b) when used in all other cases in relation to the Immediate Edge Business, a material adverse effect on the financial conditions, or operations or prospects of the Immediate Edge Business taken as a whole.

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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         For the  purposes  of this  definition,  a material  adverse  effect is deemed to include any reduction in the Net Profits After Tax of the Business of 10% or more;

         NET PROFITS AFTER TAX is to be interpreted in accordance with the Accounting Standards;

         OVERARCHING DEED OF AGREEMENT means the overarching deed of agreement entered into by the Purchaser, the WCCL Shareholders, WCCL, Dale, Marillion and the Vendor dated on or about 14 November 2008 in respect of the acquisition by the Purchaser of the Sale Shares, the 30 Day Challenge Business and the Immediate Edge Business;

         PURCHASER WARRANTY means each of the representations and warranties made by the Purchaser listed in Schedule 2;

         RECORDS means originals and copies, in machine readable or printed form, of all books, files, manuals, reports, records, correspondence, documents and other material of, relating to or used in connection with, the Immediate Edge Business or the Business Assets and includes:

         (a) sales literature, market research reports, brochures and other promotional material (including printing blocks, negatives, sound tracks and associated material);

         (b)      all sales and purchasing records;

         (c)      lists of all regular suppliers and distributors;

         (d)      the Customer Lists; and

         (e)      trading and financial records;

         SHARE means a fully paid ordinary share in the issued capital of the Purchaser and SHARES means any two or more of them;

         TAXES includes all taxes, rates, duties and similar charges levied, imposed or assessed by statute in Delaware, United States of America or elsewhere, together with any additional tax, interest, penalty, charge, fee or other amount of any kind assessed, charged or imposed in relation to the non, late or short payment of the same or the failure to file any return, and TAX has a corresponding meaning;

         TRADE CREDITORS means the trade creditors in respect of the supply of goods and services to the Immediate Edge Business in the ordinary course which are owing at Completion, as set out in Schedule 7;

         TRADE DEBTORS means the trade debtors of the Vendor in respect of trade debts and other receivables owed to the Vendor at Completion and any notes and securities for them held by the Vendor;

         TRADE MARKS means the registered and unregistered trade marks listed in
         Item 2 Schedule 3;

         VENDOR WARRANTY means each of the representations and warranties made by the Vendor listed in Schedule 1;

         WARRANTY means a Purchaser Warranty or a Vendor Warranty;

         WCCL means White Cliff Computing Limited (Company Registration Number 03725881) whose registered office is at The Grange, Tursdale, Durham, County Durham, DH6 5NU, United Kingdom; and

         WCCL SHAREHOLDERS means Karl Moore and Patricia Moore.

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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1.2      INTERPRETATION

         In this Agreement, unless the context requires otherwise:

         (a) headings are included for convenience only and do not affect interpretation;

         (b)      a  reference  to a  document  includes  a  reference  to  that
                  document  as  amended,   novated,   supplemented,   varied  or
                  replaced;

         (c)      a reference to a part,  clause,  party,  annexure,  exhibit or
                  Schedule is a reference to an item of that type in this Agreement and includes a reference to the provisions or terms of that part, clause, Annexure, exhibit or Schedule;

         (d) a reference to a PARTY to this document includes the party's successors and permitted assigns and includes any person to whom this Agreement is novated;

         (e) a reference to US$ or US DOLLARS is a reference to the lawful currency of the United States of America;

         (f) a provision of this Agreement is not to be construed against a party solely on the ground that the party is responsible for the preparation of this Agreement or a particular provision;

         (g) a reference to liquidation includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding up, dissolution, assignment for the benefit of creditors, scheme composition or arrangement of creditors, insolvency, bankruptcy or any similar procedure or if applicable changes in the constitution of a partnership or the death of a person;

         (h) a reference to a body which is not a party to this Agreement which ceases to exist or whose power or function is transferred to another body, is a reference to the body which replaces or substantially succeeds to the power or function of the first body; and

         (i) a reference as far as the Purchaser or the Vendor is aware, or words to that effect, in relation to a matter, is to the knowledge the Purchaser or the Vendor (as the case may be) has after making, or would have if he had made, due and careful enquiries in relation to that matter.

1.3      BUSINESS DAY AND DAY

         (a) If this Agreement requires that the day on which a thing must be done is a day which is not a Business Day, then that thing must be done on or by the next Business Day.

         (b) If an event occurs on a day which is not a Business Day, or occurs later than 5.00 pm local time at the place that the event occurs, then the event is deemed to have occurred on the next Business Day in the place that the event occurs.

         (c) A reference to a day is a reference to a time period which begins at midnight and ends 24 hours later.

         (d) A reference to a period of time unless specifically written otherwise, excludes the first day of that period.

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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2.       CONDITIONS PRECEDENT
--------------------------------------------------------------------------------

2.1      CONDITION PRECEDENT

         The  parties  agree  that  this  Agreement  is  conditional   upon  the
         completion of the 30 Day Challenge Business and Assets Acquisition Agreement.

2.2      REASONABLE ENDEAVOURS

         (a) The Purchaser must use its best endeavours to satisfy the condition for Completion set out in clause 2.1 so as to permit Completion to occur in accordance with this Agreement by no later than 1 August 2010.

         (b)      The   Purchaser   hereby   undertakes  to  notify  the  Vendor
                  immediately upon becoming aware of:

                  (i)      any breach of this Agreement by the Purchaser;

                  (ii)     a  Purchaser  Warranty  becoming   materially  false,
                           misleading or incorrect; or

                  (iii) a material adverse change occurring in relation to the Purchaser.

         (c) The Vendor undertakes to notify the Purchaser immediately upon becoming aware of:

                  (i)      any breach of this Agreement by the Vendor;

                  (ii)     a  Vendor   Warranty   becoming   materially   false,
                           misleading or incorrect; or

                  (iii) a material adverse change occurring in relation to the Immediate Edge Business.

2.3      NOTICE

         The Purchaser must promptly notify the Vendor in writing as soon as it becomes aware that the condition for Completion in clause 2.1 is satisfied or cannot be satisfied.

2.4      WAIVER

         The condition for Completion in clause 2.1 may be waived only by the Purchaser.

2.5      CUT-OFF DATE

         If the condition for Completion set out in clause 2.1 cannot be satisfied or is not satisfied or waived on or before 30 September 2010 or such other date as agreed by the parties in writing, each party may, by not less than two Business Days written notice to the other, terminate this Agreement.

2.6      RIGHTS AFTER TERMINATION

         (a) If this Agreement is terminated pursuant to clause 2.5 then, in addition to any other rights, powers or remedies under Law:

                  (i) subject to the provisions of clause 2.6(b), this Agreement will be of no further effect and neither the Vendor nor the Purchaser will be liable to the other except in respect of any breach of this Agreement occurring before that termination and each party is released from its obligations to perform under the Agreement; and

                  (ii) each party retains the rights it has against any other party concerning a past breach including, but not limited to, a breach of the Warranties.

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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         (b)      Clause  2.6(a)  does not  apply to a  party's  obligations  of confidentiality as set out in clause 19.16.

3.       SALE AND PURCHASE
--------------------------------------------------------------------------------

3.1      SALE

         On the Completion Date, the Vendor must sell, and the Purchaser must buy, all of the Vendor's right, title and interest in the Business Assets and the Immediate Edge Business.

3.2      FREE FROM ENCUMBRANCE

         The Business Assets and the Immediate Edge Business must be transferred to the Purchaser free and clear of all Encumbrances.

3.3      CONSIDERATION

         The consideration for the sale of the Business Assets and the Immediate Edge Business to the Purchaser is the issue by the Purchaser of the Immediate Edge Issue Shares to the Vendor and the assumption by the Purchaser of the Assumed Liabilities.

4.       PERIOD BEFORE COMPLETION
--------------------------------------------------------------------------------

4.1      CARRYING ON OF BUSINESS

         Until Completion, the Vendor will remain in possession of the Immediate Edge Business and agree to:

         (a) carry on the Immediate Edge Business as a going concern in the ordinary course of business, at arm's length and on usual commercial terms;

         (b) regularly consult with the Purchaser on the manner of conduct of the Immediate Edge Business;

         (c)      use reasonable endeavours to preserve and maintain the:

                  (i)      relationship  of the Immediate Edge Business with its
                           suppliers,     customers,    licensors,    licensees,
                           distributors and other third parties;

                  (ii)     Goodwill; and

                  (iii)    Business Assets.

4.2      RESTRICTIONS

         Except as specifically contemplated by this Agreement or as consented to by the Purchaser, the Vendor must not at any time up to Completion:

         (a) enter into or terminate any contract, commitment, transaction or arrangement relating to the Immediate Edge Business other than one which is in the ordinary course of business and has a total value of less than $10,000;

         (b) acquire or dispose of any Business Asset other than a disposal or acquisition which is in the ordinary course of business, at fair market value and has a cost or value of less than $10,000;

         (c)      engage any new employee;

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         (d)      encumber,  or grant or agree to grant  any  security  interest over, any or all of the Business Assets;

         (e) do anything that may have a Material Adverse Effect on the Immediate Edge Business; or

         (f) undertake or agree to undertake capital expenditure in excess of $10,000 in aggregate,

          or enter into any binding agreement to do so.

4.3      NOTICE TO CUSTOMERS

         Prior to Completion, the Vendor and the Purchaser must send out a notice in an agreed form to the Vendor's customers, clients, distributors and suppliers and other business contacts in respect of the sale of the Immediate Edge Business.

4.4      ACCESS AND ASSISTANCE

         (a) The Vendor must allow the Purchaser and its representatives free and full access to the Business Premises, Records and other Business Assets to carry out inspections and due diligence investigations before the Completion Date.

         (b) The Vendor must provide any information, assistance and facilities that the Purchaser reasonably requires to enable it to carry out inspections and due diligence investigations.

5.       COMPLETION
--------------------------------------------------------------------------------

5.1      TIME AND PLACE

         Unless the Vendor and the Purchaser agree otherwise, Completion must take place at a time and location agreed by the parties, within five Business Days after the condition in clause 2.1 is satisfied or waived.

5.2      TITLE AND RISK

         At Completion, title and the risk in and to the Immediate Edge Business and the Business Assets will pass from the Vendor to the Purchaser. The Vendor remains the owner of, and bears all risks in connection with, the Immediate Edge Business and the Business Assets before Completion.

5.3      DELIVERY OF BUSINESS

         At Completion, the Vendor must deliver up possession to and place the Purchaser in control of the Immediate Edge Business and the Business Assets in accordance with the terms of this Agreement.

5.4      COMPLETION OBLIGATIONS OF THE PURCHASER

         On the Completion Date the Purchaser must:

         (a)      provide the Immediate Edge Issue Shares by:

                  (i) causing the board of directors of the Purchaser to resolve that the Immediate Edge Issue Shares be issued;

                  (ii) issuing and allotting the Immediate Edge Issue Shares to the Vendor or his nominee(s);

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                  (iii)    causing  the name and  address  of the  Vendor or his
                           nominee(s) to be entered into the register of members of the Purchaser; and

                  (iv) causing the issue to the Vendor or his nominee(s) of a holding statement or share certificate stating that the Vendor or his nominee(s) is the holder of the Immediate Edge Issue Shares, and

         (b)      execute the Dan Raine Consultancy Agreement.

5.5      VENDOR'S OBLIGATIONS AT COMPLETION

         At Completion, the Vendor must:

         (a)      deliver to the Purchaser:

                  (i) possession of each Business Asset capable of delivery by possession;

                  (ii) executed instruments of transfer or assignment that are required to vest the Business Assets in the Purchaser to enable the Purchaser to conduct the
                           Immediate Edge Business from Completion in all material respects in the same manner as the Vendor conducts the Immediate Edge Business prior to Completion;

                  (iii) evidence satisfactory to the Purchaser that the Business Assets are free from all Encumbrances;

                  (iv) any other document needed to effect registration of any Business Asset under Law;

                  (v) any other document of title that relates to the Business Assets;

                  (vi) executed assignments of rights or novations of the Approvals sufficient to enable the Purchaser without further cost and expense to receive the benefit of the Approvals;

                  (vii) executed assignments of rights or novations of rights and obligations under any Contracts that have been transferred to the Purchaser at Completion in accordance with clause 8;

                  (viii) executed assignments of the Trade Marks in the agreed form sufficient to enable the Purchaser without further cost and expense to become the registered holder or applicant in respect of each Trade Mark;

                  (ix) statements of change of persons or particulars in respect of each Business Name registration listed in
                           Item 1 of Schedule 3 in favour of the Purchaser for each place where such a business name is registered to enable the Purchaser without further cost and expense to become the registered holder or applicant in respect of each such Business Name registration;

                  (x) executed assignments in agreed form in respect of each patent or patent application included in the Immediate Edge Business Intellectual Property sufficient to enable the Purchaser without further cost and expense to become the registered holder or applicant in respect of each such patent;

                  (xi)     executed  documents  evidencing   completion  of  the
                           actions necessary to transfer the Domain Names sufficient to enable the Purchaser without further cost and expense to become the registered holder of each such Domain Name; and

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                  (xii)    evidence that all the bank accounts pertaining to the
                           Immediate Edge Business are closed on and from Completion;

         (b)      do all other things necessary or desirable to:

                  (i)      transfer  the   unencumbered   legal  and  beneficial
                           ownership of the Immediate Edge Business and the Business Assets to the Purchaser;

                  (ii) complete any other transaction contemplated by this Agreement; and

                  (iii) place the Purchaser in effective control of the Immediate Edge Business; and

         (c)      make available and deliver to the Purchaser:

                  (i)      the Records; and

                  (ii) all other and existing services to the Immediate Edge Business and the Business Assets (subject to the consent of the suppliers of those services); and

         (d)      execute the Dan Raine Consultancy Agreement.

5.6      ASSIGNMENT OF IMMEDIATE EDGE BUSINESS INTELLECTUAL PROPERTY

         With effect from Completion, the Vendor assigns the Immediate Edge Business Intellectual Property to the Purchaser.

5.7      COMPLETION ACTIONS ARE SIMULTANEOUS

         Completion of the sale and purchase of each Business Asset is dependant on the simultaneous completion of the sale and purchase of every other Business Asset, and all actions required to be performed on Completion are to be taken to have occurred simultaneously on the Completion Date.

6.       PERIOD AFTER COMPLETION
--------------------------------------------------------------------------------

6.1      CARRYING ON OF BUSINESS

         For the 12 months from the Completion Date, the Vendor must (at the Vendor's cost) use his best endeavours to make available to the Purchaser the information and assistance the Purchaser reasonably requires in connection with the Immediate Edge Business and the Business Assets.

6.2      DOCUMENTS TO BE AVAILABLE AFTER COMPLETION

         As soon as possible after Completion the Vendor must give the Purchaser all documents and information in respect of the Immediate Edge Business that the Purchaser requests and will reasonably need to carry on the Immediate Edge Business or to comply with its obligations under this Agreement, including the Records, to the extent not delivered to the Purchaser on Completion.

6.3      PAYMENTS BELONGING TO THE PURCHASER

         The Vendor must promptly remit to the Purchaser any amount the Vendor receives in any bank account operated by him to the extent it relates to an amount belonging to the Purchaser.

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7.       ADJUSTMENTS
--------------------------------------------------------------------------------

         (a) The Vendor is entitled to the income, profits, rights and benefits of the Immediate Edge Business and the Business Assets (including the benefit of all Contracts and all payments accrued or due under them, the Cash and any tax refund or tax credit for any period ending on or prior to the date of this Agreement) and liable for all periodic outgoings and expenses up to (but not including) the day on which Completion occurs.

         (b) The Purchaser is entitled to the income, profits, rights and benefits of the Immediate Edge Business and the Business Assets (including the benefit of all Contracts and all payments accrued or due under them) and liable for all periodic outgoings and expenses from (and including) the day on which Completion occurs.

8.       CONTRACTS AND APPROVALS
--------------------------------------------------------------------------------

8.1      GENERALLY

         As from Completion, the Purchaser is beneficially entitled to the benefit of the Contracts and the Approvals.

8.2      NOVATION OR ASSIGNMENT

         The Vendor must use his best endeavours to obtain the consent of third parties to the Contracts and Approvals (where consent is required) to the novation or assignment of the Contracts and Approvals to the Purchaser on and from Completion (in such form and on such terms to the reasonable satisfaction of the Purchaser), or procure that third parties to the Contracts and Approvals enter into new agreements with the Purchaser on and from Completion (to the reasonable satisfaction of the Purchaser).

8.3      FAILED ASSIGNMENT OR NOVATION

         If a Contract or Approval is not assigned or novated (as the case may be) to the Purchaser at Completion or third parties to that Contract or Approval will not or cannot enter into new agreements with the Purchaser as from Completion (to the absolute satisfaction of the Purchaser), then from Completion:

         (a)      the Vendor must:

                  (i) hold the benefit of that Contract or Approval for the Purchaser;

                  (ii) at the request and expense of the Purchaser, provide such further assistance as the Purchaser may require to enable it to enforce the rights to that Contract or Approval against the third parties;

                  (iii) not do anything that would prevent the Purchaser from obtaining the benefit of that Contract or Approval; and

                  (iv) co-operate with the Purchaser in doing all things necessary (at the Purchaser's cost) to enable the Purchaser to enjoy the benefit of that Contract or Approval; and

         (b)      the Purchaser must:

                  (i) assume responsibility for the performance of all obligations that are to be performed after Completion under that Contract or Approval on behalf of the Vendor, but at the risk and expense of the Purchaser; and

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                  (ii)     indemnify the Vendor against any Loss incurred by the
                           Vendor in relation to any breach or failure of the Purchaser in performing any obligation for which the Purchaser assumes responsibility on behalf of the Vendor under clause 8.3(b)(i).

8.4      INDEMNITY FROM THE VENDOR

         The Vendor indemnifies the Purchaser against any Liability or Loss arising under or in connection with any of the Contracts or Approvals prior to the date on which Completion occurs.

9.       ASSUMED LIABILITIES
--------------------------------------------------------------------------------

9.1      ASSUMPTION OF ASSUMED LIABILITIES

         The Purchaser will, on and from Completion, assume all obligations in respect of the Assumed Liabilities.

9.2      DEBTS AND LIABILITIES OWING BY THE VENDOR

         Except for the Assumed Liabilities:

         (a) the Vendor is liable for the conduct of the Business until Completion;

         (b) no Liability of the Vendor in connection with the Vendor's conduct of the Immediate Edge Business arising on or before Completion is being undertaken or assumed by the Purchaser; and

         (c) the Vendor remains solely responsible for the payment, satisfaction and discharge of all Liabilities in connection with the Vendor's conduct of the Immediate Edge Business arising on or before Completion and the Vendor will pay and discharge in the ordinary course of business those Liabilities and indemnify and keep indemnified the Purchaser pertaining, arising or relating to those Liabilities.

10.      WARRANTIES
--------------------------------------------------------------------------------

10.1     GIVING OF WARRANTIES

         (a)      Subject only to the disclosures referred to in clause 10.1(b):

                  (i) the Purchaser represents, warrants and undertakes in favour of the Vendor that each of the Purchaser Warranties; and

                  (ii) the Vendor represents, warrants and undertakes in favour of the Purchaser that each of the Vendor Warranties,

                  is accurate and not misleading as at the date of this Agreement and will be accurate and not misleading for each day up to and including Completion.

         (b) Each Warranty is given subject to and qualified by any matter, information or document:

                  (i)      provided   for  or   disclosed   in  this   Agreement
                           (including the Schedules and Annexures);

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                  (ii)     in the  case of a  Purchaser  Warranty,  provided  in
                           writing by or on behalf of the Purchaser to the Vendor or its advisers before the date of this Agreement; and

                  (iii) in the case of a Vendor Warranty, provided in writing by or on behalf of the Vendor to the Purchaser or its advisers before the date of this Agreement,

                  which is contrary to or inconsistent with the Warranty, and the giver of the Warranty will not be liable for or in connection with a breach of the Warranty due to the matter, information or document contradicting or being inconsistent with the Warranty.

10.2     INVESTIGATION BY THE VENDOR

         Any investigation, whether before or after the date of this Agreement, made by or for the Vendor in respect of the Purchaser, does not affect either:

         (a)      the Purchaser Warranties; or

         (b) the Power of the Vendor if a Purchaser Warranty is materially untrue, incorrect or misleading.

10.3     INVESTIGATION BY THE PURCHASER

         Any investigation, whether before or after the date of this Agreement, made by or for the Purchaser in respect of the Vendor or the Immediate Edge Business, does not affect either:

         (a)      the Vendor Warranties; or

         (b) the Power of the Purchaser if a Vendor Warranty is materially untrue, incorrect or misleading.

10.4     INDEPENDENT WARRANTIES

         (a) Each of the Vendor Warranties is to be construed independently of the others and is not limited by reference to any other Vendor Warranty.

         (b)      Each  of  the   Purchaser   Warranties   is  to  be  construed
                  independently of the others and is not limited by reference to any other Purchaser Warranty.

10.5     INDEMNITY BY THE VENDOR

         The Vendor shall indemnify the Purchaser against any Claim, action, damage, Loss, Liability, cost, charge, reasonable expense or outgoing which the Purchaser pays, suffers, incurs or is liable for in respect of:

         (a) any matter or thing in respect of the Vendor being other than as represented or warranted in the Vendor Warranties; and

         (b)      any breach by the Vendor of this Agreement.

10.6     INDEMNITY BY THE PURCHASER

         The Purchaser shall indemnify the Vendor against any Claim, action, damage, Loss, Liability, cost, charge, reasonable expense or outgoing which the Vendor pays, suffers, incurs or is liable for in respect of:

         (a) any matter or thing in respect of the Purchaser being other than as represented or warranted in the Purchaser Warranties; and

         (b)      any breach by the Purchaser of this Agreement.

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10.7     RELIANCE

         (a) The Vendor has entered into this Agreement in reliance on the Purchaser Warranties.

         (b) The Purchaser has entered into this Agreement in reliance on the Vendor Warranties.

         (c) Each party acknowledges that, in entering into this Agreement and any documents referred to in it, it is not relying on, and shall have no right or remedy in respect of, any statement, misrepresentation, assurance or warranty (whether of fact or of law and whether made innocently or negligently) of any person other than as expressly set out in this Agreement or those documents.

10.8     NON-MERGER AND SURVIVAL OF WARRANTIES

         (a) Neither the Vendor Warranties or the Purchaser Warranties, nor any other provision of this Agreement merges on Completion.

         (b) The Vendor Warranties and the Purchaser Warranties each survives Completion of this Agreement.

10.9     CONTINUING VENDOR'S INDEMNITIES AND SURVIVAL OF INDEMNITIES

         (a) Each indemnity of the Vendor contained in this Agreement is a continuing obligation of the Vendor despite:

                  (i)      any settlement of account; or

                  (ii)     the occurrence of any other thing,

                  and remains in full force and effect until all money owing, contingently or otherwise, under any indemnity has been paid in full.

         (b) Save as provided for within clause 10.5, each indemnity of the Vendor contained in this Agreement:

                  (i) is an additional, separate and independent obligation of the Vendor and no one indemnity limits the generality of any other indemnity; and

                  (ii) (despite any other term of this Agreement) survives Completion and the termination of this Agreement.

10.10    LIMITATION OF LIABILITY UNDER THE VENDOR WARRANTIES

         The Purchaser acknowledges that it does not rely on any representation or warranty, whether express or implied, made on behalf of the Vendor, other than the Vendor Warranties.

10.11    CONTINUING PURCHASER INDEMNITIES AND SURVIVAL OF INDEMNITIES

         (a) Each indemnity of the Purchaser contained in this Agreement is a continuing obligation of the Purchaser despite:

                  (i)      any settlement of account; or

                  (ii)     the occurrence of any other thing,

                  and remains in full force and effect until all money owing, contingently or otherwise, under any indemnity has been paid in full.

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         (b)      Save as provided for within clause 10.6, each indemnity of the
                  Purchaser contained in this Agreement:

         (i) is an additional, separate and independent obligation of the Purchaser and no one indemnity limits the generality of any other indemnity; and

         (ii) (despite any other term of this Agreement) survives Completion and the termination of this Agreement.

10.12    LIMITATION OF LIABILITY UNDER THE PURCHASER WARRANTIES

         The Vendor acknowledges that it does not rely on any representation or warranty, whether express or implied, made on behalf of the Purchaser, other than the Purchaser Warranties.

10.13    BREACH OF WARRANTY

         (a) If at any time before or at Completion it becomes apparent that a Warranty has been breached, is untrue or misleading or that the Purchaser or the Vendor (as applicable) has breached any other term of this Agreement that in either case is material to the issue of the Immediate Edge Issue Shares (as applicable), the other party may (without prejudice to any other rights it may have in relation to the breach):

                  (i) rescind this Agreement by notice to the other party and seek restitutionary damages; or

                  (ii)     proceed to Completion.

         (b) The Purchaser warrants that it has no knowledge of any fact which might lead to a Claim.

         (c) The Vendor warrants that he has no knowledge of any fact which might lead to a Claim.

10.14    WARRANTIES LIMITED BY EXTENT OF KNOWLEDGE

         (a) Warranties given `to the knowledge of the Purchaser' are deemed to be given to the best of the knowledge, information and belief of the Purchaser after it has made all reasonable and careful enquiries.

         (b) Warranties given `to the knowledge of the Vendor' are deemed to be given to the best of the knowledge, information and belief of the Vendor after he has made all reasonable and careful enquiries.

11.      LIMITATION OF LIABILITY
--------------------------------------------------------------------------------

11.1     NO LIABILITY - PURCHASER

         Notwithstanding anything to the contrary contained in this Agreement, the Purchaser will not be liable for any Claim or action by the Vendor:

         (A) VENDOR'S OWN ACTIONS: where, but only to the extent that, the Claim or action relates to loss or damage caused by any negligent act or omission of, or violation of any applicable Law by, the Vendor before or after the Completion Date;

         (B) LEGISLATION: where the Claim or action is based on Legislation not in force at the date of this Agreement; and

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         (C)      TIME LIMITS: unless the Vendor has given written notice to the
                  Purchaser setting out specific details of the Claim or action within 24 months of the Completion Date or such lesser period described by Law for the bringing of the legal proceedings.

11.2     NO LIABILITY - VENDOR

         Notwithstanding anything to the contrary in this Agreement, the Vendor will not be liable for any Claim or action by the Purchaser:

         (A) PURCHASER'S OWN ACTIONS: where, but only to the extent that, the Claim or action relates to loss or damage caused by any negligent act or omission of, or violation of any applicable Law by, the Purchaser before or after the Completion Date;

         (B) LEGISLATION: where the Claim or action is based on Legislation not in force at the date of this Agreement; and

         (C) TIME LIMITS: unless the Purchaser has given written notice to the Vendor setting out specific details of the Claim or action within 24 months of the Completion Date or such lesser period described by Law for the bringing of the legal proceedings.

11.3     MINIMUM AMOUNT OF CLAIMS

         Notwithstanding anything to the contrary in this Agreement:

         (a) the Vendor will not be able to claim against the Purchaser for breach of the Purchaser Warranties and under the indemnity in clause 10.6; and

         (b) the Purchaser will not be able to claim against the Vendor for breach of the Vendor Warranties and under the indemnity in clause 10.5,

                  an amount in respect of any Claim unless:

         (c) the amount of the Loss of the party making the Claim due to the breach referred to in the Claim is in excess of $25,000, in which case the party making the Claim may recover all amounts claimed and not just the excess over $25,000; and

         (d) the aggregate amount of the Loss of the party making the Claim in respect of all breaches under this Agreement by the other party is in excess of $50,000, in which case the party making the Claim may recover all amounts claimed, not just the excess over $50,000.

11.4     MAXIMUM LIABILITY FOR CLAIMS

         (a) The maximum aggregate amount which the Vendor may recover from the Purchaser in respect of all Claims and actions under or in connection with this Agreement is $500,000.

         (b) The maximum aggregate amount which the Purchaser may recover from the Vendor in respect of all Claims and actions under or in connection with this Agreement is $500,000.

11.5     REIMBURSEMENT FOR AMOUNTS RECOVERED

         (a) The Vendor will reimburse the Purchaser for any amount paid by the Purchaser to the Vendor in respect of any Claim or action to the extent to which the amount has subsequently been recovered by the Vendor from any third party, including but not limited to suppliers, manufacturers or insurers.

         (b) The Purchaser will reimburse each Vendor for any amount paid by the Vendor to the Purchaser in respect of any Claim or action to the extent to which the amount has subsequently been recovered by the Purchaser from any third party, including but not limited to suppliers, manufacturers or insurers.

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11.6     THIRD PARTY CLAIMS

         If any Claim or action is made or instituted after the Completion Date against the Purchaser in respect of which the Purchaser may seek to make any Claim or action against the Vendor pursuant to this Agreement (THIRD PARTY CLAIM), the following procedure will apply:

         (a) the Purchaser will give written notice of the Third Party Claim to the Vendor;

         (b) the Purchaser will not admit, compromise, settle or pay any Third Party Claim without the prior consent of the Vendor, except as may be reasonably required in order to prevent judgment from being entered against the Purchaser;

         (c) the Vendor may, within 30 days of receipt of the notice referred to in clause 11.6(a), with the prior written consent of the Purchaser (such consent not to be unreasonably withheld or delayed) and at the Vendor's expense, elect to take such reasonable action in the name of the Purchaser to defend or otherwise settle a Third Party Claim as the Vendor may reasonably require;

         (d) if the Vendor does not elect to take action in the name of the Purchaser to defend or otherwise settle a Third Party Claim under clause 11.6(c), the Purchaser may defend or otherwise settle any such Third Party Claim; and

         (e) the Purchaser will ensure that the Vendor and his legal representatives are given reasonable access to such of the documents and records of the Purchaser as may be reasonably required by the Vendor in relation to any action taken or proposed to be taken by the Purchaser under clause 11.6(c) and vice versa for the Purchaser in relation to clause 11.6(d).

11.7     NON-EXCLUDABLE TERMS

         Where any Legislation implies in this Agreement any term, condition or warranty, and that Legislation prohibits provisions in a contract excluding or modifying the application or exercise of or Liability under any such term, condition or warranty, such implied terms, conditions or warranties as are not so permitted to be excluded shall be deemed to be included in this Agreement but, where permitted by the relevant Law, shall be limited at the option of the Purchaser or the Vendor, to the extent permitted by that Law.

12.      TAX LIABILITY
--------------------------------------------------------------------------------

12.1     VENDOR MUST CO-OPERATE

         The Vendor must co-operate with the Purchaser in the preparation and filing of all Tax returns of the Immediate Edge Business for any period ending on or prior to the Completion Date.

12.2     PAYMENT OF TAX

         (a) Subject to clause 12.2(b), the Vendor must promptly pay to the Purchaser an amount equal to:

                  (i) a Liability of the Immediate Edge Business to an amount of Tax arising under the Tax Laws which is imposed in respect of any activity of the Immediate Edge Business prior to Completion; and

                  (ii) the cost and expense that the Purchaser incurs, directly or indirectly, in connection with that Liability referred to in clause 12.2(a)(i), including but not limited to a cost and expense that the Purchaser incurs, directly or indirectly, as a result of an action taken to dispute that Liability referred to in clause 12.2(a)(i).

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         (b)      Clause 12.2(a) does not apply if a Liability, cost and expense is adequately provided for in the Accounts, or has otherwise been fully and accurately disclosed to the Purchaser in writing prior to Completion.

13.      RECORDS
--------------------------------------------------------------------------------

         All Records will become the property of the Purchaser at Completion except where they are required by Law to be kept by the Vendor. Records to be kept by the Vendor:

         (a) are so kept at the Vendor's cost and expense in premises to which both the Purchaser and the Vendor must have access, until such time as the Vendor indicates he no longer requires access to the Records and delivers physical possession to the Purchaser; and

         (b) may, at the request of the Vendor, be physically stored by the Purchaser on behalf of the Vendor and under the direction of the Vendor, but the method of storage is to be at the absolute discretion of the Purchaser, and the costs of and expenses associated with such storage are to be paid by the Vendor.

14.      RESTRAINT
--------------------------------------------------------------------------------

14.1     DEFINITION

         For the purposes of clause 13, RESTRAINT PERIOD means the period ending on the second anniversary of the Completion Date.

14.2     UNDERTAKINGS BY THE VENDOR

         The Vendor undertakes to the Purchaser that he will not do any of the following without first obtaining the written consent of the Purchaser:

         (a) directly or indirectly carry on (whether alone or in partnership or joint venture with anyone else) or otherwise be concerned with or interested in (in any capacity including as partner, director, manager, consultant, adviser, financier, guarantor, beneficiary, trustee, principal, agent, shareholder, unit holder) any business similar to or competitive with the 30 Day Challenge Business, the Immediate Edge Business or any other business acquired by the Purchaser during the Restraint Period;

         (b) solicit or persuade any person or corporation which is a customer or client of the Immediate Edge Business, or who was in the period of one year before the Completion Date a customer or client of or in respect of the Immediate Edge Business, to cease doing business with the Purchaser as owner of the Immediate Edge Business, or reduce the amount of business which the customer or client would normally do in respect of the Immediate Edge Business during the Restraint Period;

         (c) accept from a customer or client referred to in clause 14.2(b) any business of the kind ordinarily forming part of the Immediate Edge Business during the Restraint Period; or

         (d) induce or attempt to induce any person who is at the time of Completion or who later becomes an employee of the Purchaser or a subsidiary of the Purchaser or of one of their respective subsidiaries or is otherwise employed in the Immediate Edge Business, to terminate his or her employment during the Restraint Period.

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14.3     SEPARATE UNDERTAKINGS

         If any part of an undertaking in clause 14.2 is unenforceable, it may be severed without affecting the remaining enforceability of that or the other undertakings.

14.4     VALUE OF THE IMMEDIATE EDGE BUSINESS

         The Vendor agrees that:

         (a) any failure to comply with clause 14.2 would diminish the value of the Immediate Edge Business and the Business Assets;

         (b) the restrictive undertakings in clause 14.2 are reasonable and necessary for the protection of the Immediate Edge Business and the Business Assets and must be given full effect; and

         (c) he has received adequate consideration for the restrictive undertakings in clause 14.2.

14.5     LEGAL ADVICE

         The Vendor acknowledges that in relation to this Agreement, and in particular this clause 13, he has received and understood independent legal advice.

14.6     INJUNCTION

         The Vendor acknowledges that monetary damages alone would not be adequate compensation to the Purchaser for a breach of clause 14.2 and that the Purchaser is entitled to seek an injunction from a court of competent jurisdiction if:

         (a) the Vendor fails to comply or threatens to fail to comply with clause 14.2; or

         (b) the Purchaser has reason to believe the Vendor is not complying with or will not comply with clause 14.2.

14.7     SURVIVAL OF OBLIGATIONS

         The obligations of the Vendor under this clause 13 survive Completion.

15.      EXCLUSIVITY
--------------------------------------------------------------------------------

         The parties agree that the Vendor will not negotiate or deal with any other person or entity relating to the direct or indirect acquisition of the Immediate Edge Business or Business Assets other than with the Purchaser during the period from the date of execution of this Agreement to the Completion Date.

16.      ANNOUNCEMENTS
--------------------------------------------------------------------------------

16.1     LEGAL REQUIREMENTS

         A party may disclose anything in respect of this Agreement as agreed to by the other party or as required:

         (a)      by applicable Law or by a Governmental Agency; or

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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         (b)      by any  recognised  stock  exchange  on which its  shares  are listed,

         but to the extent possible, it must consult with the other party before making the disclosure and use reasonable endeavours to agree on the form and content of the disclosure.

16.2     DISCLOSURE TO OFFICERS AND PROFESSIONAL ADVISERS

         A party may disclose anything in respect of this Agreement or the terms of the issue of the Immediate Edge Issue Shares and the acquisition of the Immediate Edge Business to the officers and professional advisers of that party, but it must use its reasonable endeavours to ensure all matters disclosed are kept confidential.

16.3     FURTHER PUBLICITY

         Subject to clauses 16.1 and 16.2, neither party may disclose the provisions of this Agreement or the terms of the transactions contemplated by this Agreement unless the other party has first consented in writing.

17.      DUTIES, COSTS AND EXPENSES
--------------------------------------------------------------------------------

17.1     DUTIES

         (a) The Purchaser must pay any Duty in respect of the execution, delivery and performance of:

                  (i)      this Agreement; and

                  (ii)     any  document   required  or   contemplated  by  this
                           Agreement.

         (b) The Purchaser must pay any fine, penalty or other cost in respect of a failure to pay any Duty, except to the extent that the fine, penalty or other cost is caused by an act or default on the part of the Vendor.

17.2     COSTS AND EXPENSES

         Subject to clause 17.1 and any other term of this Agreement, each party must pay its own costs and expenses in respect of the negotiation, preparation, execution, delivery and registration of this Agreement or other agreement or document described in clause 17.1(a).

17.3     COSTS OF PERFORMANCE

         Any action to be taken by a party in performing its obligations under this Agreement must be taken at its own cost and expense unless otherwise provided in this Agreement.

18.      NOTICES
--------------------------------------------------------------------------------

18.1     METHOD

         All notices, requests, demands, consents, approvals, agreements or other communications (NOTICES) to or by a party to this Agreement given for the purposes of this Agreement:

         (a)      must be in writing;

         (b) signed by the party giving notice or a person duly authorised by that party or, where transmitted by e-mail, sent by the party giving notice or a person duly authorised by that party;

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         (c)      directed to the  recipient's  address (as  specified in clause
                  18.3 or as varied by any notice);

         (d) hand delivered, sent by prepaid post or transmitted by e-mail or facsimile to that address; and

         (e) will be taken to be duly given or made (in the case of delivery in person or by post or facsimile transmission) when delivered, received or left at the address of the recipient shown in this Agreement or to any other address which it may have notified the sender.

18.2     RECEIPT

         A notice given in accordance with this clause is taken as having been given and received:

         (a) if hand delivered at or before 4.00 pm on a Business Day, on delivery, otherwise at 9.30 am on the next Business Day;

         (b) if sent by prepaid post, on the seventh Business Day after the date of posting;

         (c) if transmitted by e-mail, on the first Business Day after the date of transmission; or

         (d) if transmitted by facsimile at or before 4.00 pm on a Business Day, at the time recorded on the transmission report indicating successful transmission of the entire notice, otherwise at 9.30 am on the next Business Day.

18.3     ADDRESS OF PARTIES

         Unless varied by notice in accordance with this clause 18, the parties' addresses and other details are:

         If to the Vendor:

                   Address:            Dan Raine
                                       7 Norman Road
                                       Runcorn, Cheshire WA7 SPE
                                       United Kingdom
                   Email:              DAN@WURANGA.COM
                   Attention:          Dan Raine


         If to the Purchaser:

                   Address:            30DC, INC.
                                       69 Ardmillan Road
                                       Moonee Ponds  VIC  3039
                                       AUSTRALIA
                   Facsimile:          +61 8 8338 4099
                   Email:              RANDALL.EWENS@CORPORATELOGIC.COM.AU
                   Attention:          Randall Ewens

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19.      GENERAL
--------------------------------------------------------------------------------

19.1     GOVERNING LAW AND JURISDICTION

         (a) This Agreement is governed by the Laws of Delaware, United States of America.

         (b) The parties submit to the non-exclusive jurisdiction of the courts of Delaware, United States of America.

19.2     AMENDMENT

         The parties may only amend this Agreement if all parties sign the written amendment.

19.3     WAIVER

         A provision of or right created under this Agreement may not be:

         (a) waived except in writing signed by the party granting the waiver; or

         (b)      varied except in writing signed by the parties.

19.4     EXERCISE OF A RIGHT

         (a)      A party may exercise a right:

                  (i)      at its discretion; and

                  (ii)     separately or together with another right.

         (b) If a party exercises a single right or only partially exercises a right, then that party may still exercise that right or any other right later.

         (c) If a party fails to exercise a right or delays in exercising a right, then that party may still exercise that right later.

19.5     ASSIGNMENT

         (a) This Agreement is to the benefit of the parties and their successors and assigns.

         (b) The parties and their successors and assigns are bound by this Agreement.

         (c) Each party may only assign its rights and obligations under this Agreement after it obtains the written consent of the other parties.

19.6     SEVERANCE

         (a)      Subject to clause 19.6(b):

                  (i) if a provision of this Agreement is void or voidable, unenforceable or illegal but would not be void, voidable, unenforceable or illegal if it were read down and it is capable of being read down, then the provision must be read down;

                  (ii) if, despite clause 19.6(a)(i), a provision is still void, voidable, unenforceable or illegal and the provision would not be void, voidable, unenforceable or illegal if words were severed, then those words must be severed; or

                  (iii) in any other case, the whole provision must be severed.

         (b) If an event under clause 19.6(a) occurs, then the remainder of this Agreement continues in full force and effect.

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19.7     COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

19.8     NO MERGER

         (a)      A party's obligations under this Agreement:

                  (i)      exist beyond Completion; and

                  (ii)     do not merge on Completion.

         (b)      The Warranties:

                  (i)      exist beyond Completion; and

                  (ii)     do not merge on Completion.

19.9     CONSENT

         Subject to an express provision in this Agreement, a party may in its absolute discretion:

         (a)      give its consent conditionally or unconditionally; or

         (b)      withhold its consent.

19.10    SURVIVAL OF INDEMNITIES

         Each indemnity in this Agreement:

         (a)      is  a   continuing   obligation,   separate   from  the  other
                  obligations of a party; and

         (b)      survives termination of this Agreement.

19.11    ENTIRE AGREEMENT

         This Agreement constitutes the entire agreement of the parties and supersedes all prior discussions, undertakings and agreements.

19.12    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the Law permits.

19.13    POWER OF ATTORNEY

         An attorney who executes this Agreement acknowledges that the attorney has not received a notice which revokes the power appointing that attorney.

19.14    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at Law.

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19.15    FURTHER ASSURANCES

         Each party must, at its own expense:

         (a)      do everything reasonably necessary to give effect to:

                  (i)      this Agreement; and

                  (ii)     the  transactions  contemplated  by  this  Agreement,
                           including   but  not  limited  to  the  execution  of
                           documents; and

         (b) make a reasonable effort to cause relevant third parties to do likewise.

19.16    CONFIDENTIALITY

         (a)      Each of the Vendor and the Purchaser must at all times:

                  (i)      keep   confidential  all  the  other's   Confidential
                           Information;

                  (ii) not use or reproduce any of the other's Confidential Information other than for the purposes of this Agreement; and

                  (iii) only disclose any Confidential Information of the other to its employees, external contractors and professional advisers who need to know the information for the purposes of this Agreement or to another person to the extent necessary to enforce any rights under this Agreement.

         (b) Each of the Vendor and the Purchaser will ensure that all employees, external contractors and advisers are aware of the confidential nature of the Confidential Information of the other and do not do anything which, if done by the party, would cause a breach of this clause 19.16.

         (c) Clauses 19.16(a) and 19.16(b) continue without limitation in time but, subject to clause 19.16(d), do not apply to any Confidential Information that:

                  (i) a party is required to disclose by any Law or legally binding order of any court, government, semi-government authority, Governmental Agency, administrative or judicial body, or a requirement of a stock exchange or regulator; or

                  (ii) is in the public domain other than as a result of a breach of this Agreement.

         (d)      If  a  party  makes  a   disclosure   referred  to  in  clause
                  19.16(c)(i):

                  (i)      that   party   must   disclose   only   the   minimum
                           Confidential Information required to comply with the applicable Law, order or requirement; and

                  (ii)     before making such disclosure, the party must:

                           (A)      give   the   owner   of   the   Confidential
                                    Information reasonable written notice of:

                                    (1)      the  full   circumstances   of  the
                                             required disclosure; and

                                    (2)      the Confidential  Information which
                                             it proposes to disclose; and

                           (B)      consult  with the owner of the  Confidential
                                    Information   as  to   the   form   of   the
                                    disclosure.

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19.17    ENFORCEMENT OF INDEMNITIES

         The beneficiary under an indemnity is not obliged to incur an expense or make a payment before enforcing a right of indemnity under this Agreement.

19.18    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

19.19    KNOWLEDGE OF THE WARRANTOR

         If a representation or warranty contained in this Agreement is expressly qualified by reference to the knowledge, information or belief of the party giving the warranty, then the party giving the warranty confirms that it has made due and diligent inquiry about the matters that are the subject of the representation or warranty.

19.20    TIME OF THE ESSENCE

         (a)      Time is of the essence of this Agreement.

         (b) If the parties agree to vary a time requirement, the time requirement so varied is of the essence of this Agreement.

         (c)      An agreement to vary a time requirement must be in writing.

19.21    INCONSISTENCY

         The  parties   acknowledge  and  agree  that,  to  the  extent  of  any
         inconsistency, the provisions of this Agreement override the provisions of the Overarching Deed of Agreement.

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                                   SCHEDULE 1
                                VENDOR WARRANTIES

1.       TITLE
--------------------------------------------------------------------------------

         (a)      At Completion:

                  (i) the Vendor is the absolute legal and beneficial owner of the Immediate Edge Business and the Business Assets and have full capacity and power to own and use the Business Assets and to conduct the Immediate Edge Business; and

                  (ii) the Purchaser will acquire the full legal and beneficial ownership of the Immediate Edge Business and the Business Assets free and clear of all Encumbrances.

         (b)      The Business Assets are at Completion:

                  (i)      free and clear of all Encumbrances;

                  (ii)     fully paid for;

                  (iii) all the assets necessary for the proper conduct of the Immediate Edge Business in the ordinary course;

                  (iv) not the subject of any lease or hire purchase agreement or agreement for purchase on deferred terms, other than in the ordinary course of business;

                  (v) where capable of being possessed, in the possession of the Vendor; and

                  (vi) not the subject of any agreements or arrangements to dispose or which otherwise restrict their use or disposal.

         (c) No person has claimed to be entitled to an Encumbrance in relation to any of the Business Assets.

         (d) No person has given or entered into any guarantee, indemnity or letter of comfort in respect of the Immediate Edge Business by which the Purchaser will be bound.

         (e) There are no unsatisfied judgments, orders or writs of execution against the Vendor or affecting the Immediate Edge Business or the Business Assets.

2.       CAPACITY OF VENDOR
--------------------------------------------------------------------------------

2.1      AUTHORITY

         (a) The Vendor has full authority and capacity to enter into this Agreement and sell the Immediate Edge Business and the Business Assets.

         (b) The Vendor has the right and capacity and is empowered and authorised to:

                  (i) execute and deliver this Agreement to the Purchaser and to perform its obligations under this Agreement and such execution, delivery and performance will comply with all applicable Laws, rules and regulations and will not result in the breach of the terms and conditions of, or constitute a default under, any contract, agreement, undertaking or constituent document by which the Vendor, the

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IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
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                           Business Assets or the Immediate Edge Business may be
                           affected or bound; and

                  (ii) sell, transfer and assign the Immediate Edge Business and the Business Assets to the Purchaser in accordance with the provisions of this Agreement and to transfer good, clear, valid and marketable title to the Immediate Edge Business and the Business Assets to the Purchaser in accordance with those provisions.

         (c) The Vendor's obligations under this Agreement are valid and binding and are enforceable against the Vendor.

2.2      RECORDS

         To the knowledge of the Vendor, all Records:

         (a)      are materially complete and accurate; and

         (b) have been prepared and maintained in accordance with all relevant Laws.

2.3      CONFIDENTIAL INFORMATION

         The Vendor:

         (a)      has  not  disclosed  to any  person  any  of his  Confidential
                  Information, except in the normal course of conduct of his business and subject to an agreement under which the recipient is obliged to maintain the confidentiality of the information and is restrained from using it other than for the purpose or purposes for which it was disclosed;

         (b) is not aware of any actual or alleged misuse by any person of any of his Confidential Information; and

         (c) does not use any processes and is not engaged in any other activities which involve the misuse of any Confidential Information of any third party.

3.       LEGAL COMPLIANCE
--------------------------------------------------------------------------------

         (a) The Immediate Edge Business is, and has been, conducted in all material respects in compliance with all requirements of the Law and all requirements of all Governmental Agencies applicable to the Vendor, the Immediate Edge Business and the Business Assets.

         (b) The Vendor has all authorisations, licences or permits which the Vendor requires to operate the Immediate Edge Business and all such authorisations, licences and permits have been:

                  (i)      validly issued and maintained; and

                  (ii)     fully paid for.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------


4.       ACCOUNTS AND TAXATION
--------------------------------------------------------------------------------

4.1      BASIS OF PREPARATION

         The Accounts:

         (a)      have  been   prepared  in  accordance   with  the   Accounting
                  Standards; and

         (b) show a true and fair view of the financial position and the performance of the Vendor in respect of the Immediate Edge Business for the financial period ended on the Accounts Date.

4.2      TAXES AND DUTIES

         (a) All taxation returns, reports and other information required to be made by the Vendor have been, and all returns have been made with true and full disclosure of relevant matters.

         (b) Any Taxes or duty payable by the Vendor at or before the Accounts Date has been paid or provided for in the Accounts.

         (c)      All amounts required to be deducted, withheld or remitted to a
                  taxation   authority  have  been  so  deducted,   remitted  or
                  withheld.

(d) During the period of three years prior to the date of the Agreement, there have been no material adverse reports made by accountants or by financial or management consultants concerning the Vendor or the whole or a substantial part of the Immediate Edge Business.

4.3      NO TAX PROCEEDINGS

         For the last three years, the Vendor:

         (a) has not lodged a UK clearance application or disclosure of taxability scheme to HM Revenue & Customs;

         (b)      is not and has not been the subject of any Tax audit;

         (c) is not and has not been a party to any action or proceeding for the assessment or collection of Taxes;

         (d) has not had a dispute or disagreement with any Governmental Agency for Taxes; and

         (e) has not made any agreement with or undertaking to any Governmental Agency for Taxes,

         and there is no fact or matter known to the Vendor which might give rise to the above.

4.4      AGREEMENTS FOR EXTENSION OF TIME

         The Vendor has not entered into any agreement which now or in the future may extend the period of assessment or collection of any Taxes.

4.5      STAMP DUTY

         All documents to which the Vendor is a party or may be interested in the enforcement of, have been properly stamped under applicable stamp duty Legislation.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

4.6      LIABILITIES

         All   liabilities   of  the  Vendor,   whether   actual  or  contingent
         (LIABILITIES) as at the Completion Date have arisen and where due and payable, have been paid in the ordinary course of business.

5.       POSITION SINCE THE ACCOUNTS DATE
--------------------------------------------------------------------------------

         To the knowledge of the Vendor, since the Accounts Date:

         (a) the Vendor has conducted (and will continue to conduct to the Completion Date) his business in accordance with all Laws and in the ordinary and usual course so as to maintain it as a going concern and in a proper and efficient manner;

         (b) there has been no material adverse change affecting the Immediate Edge Business or the Business Assets, or the financial or trading position of the Vendor as compared with the position disclosed by the Accounts;

         (c) the Vendor has maintained and will continue to maintain the Immediate Edge Business intact and as a going concern and preserved and continue to preserve the goodwill of his suppliers, employees, customers and others having commercial dealings with the Immediate Edge Business;

         (d) the Vendor has not introduced and will not introduce any method of management or operation for the Immediate Edge Business except in a manner consistent with prior practice; and

         (e) the Vendor has not cancelled or waived or released or discounted in whole or in part any debt, suit, demand, claim or right otherwise than in the ordinary course of business.

6.       TRADING
--------------------------------------------------------------------------------

         (a) No trading stock has been acquired by the Vendor on terms that property in it does not pass until full payment has been made (for example, stock-in-trade acquired on consignment).

         (b) The Vendor is not a party to any agreement relating to the Immediate Edge Business or the Business Assets which will continue in effect after the Completion Date:

                  (i) which purports to limit the freedom of the Purchaser to engage in or to compete in any line of business or with any person or in any area;

                  (ii) which requires the Vendor or the Purchaser to share the profits of the Immediate Edge Business or to pay any royalties relating to the Immediate Edge Business or to waive or abandon any rights relating to the Immediate Edge Business to which they are entitled; or

                  (iii)    which:

                           (A) is outside the Vendor's ordinary and proper course of business;

                           (B) was not negotiated and entered into on a totally arm's length basis;

                           (C) constitutes the Vendor as partner or joint venturer with any other person; or

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

                  (iv) pursuant to which any officer, employee, agent or other person is entitled to remuneration of any nature calculated by reference to the whole of the turnover or the whole or part of the profits of the Immediate Edge Business.

7.       CONTRACTS
--------------------------------------------------------------------------------

7.1      MATERIAL CONTRACTS

         The Contracts comprise all agreements and deeds to which the Vendor is a party or otherwise subject which:

         (a) involve or are likely to involve expenditure and other liabilities of the Immediate Edge Business in excess of $50,000;

         (b) are incapable of being fulfilled or performed within 12 months from the date of this Agreement; or

         (c) are material to or necessary for the conduct or operation of the Immediate Edge Business.

7.2      GENERAL ISSUES

         To the knowledge of the Vendor, each of the Contracts:

         (a)      is valid, binding and enforceable against the parties to it;

         (b) is being properly performed by the Vendor and all other parties to it;

         (c)      is not subject to any notice of termination; and

         (d)      does not breach any restrictive trade practices Legislation.

7.3      NO RESTRICTIVE COVENANTS

         To the knowledge of the Vendor, the Vendor is not a party to any material agreement which materially restricts his freedom to engage in any activity or business in any area.

7.4      NO DEFAULT

         To the knowledge of the Vendor, no party to any Contract is in material default under it or would be in material default, but for the requirements of notice or lapse of time, or both.

7.5      NO NOTICES

         The Vendor has not received any notice which might affect any of his rights or the exercise of any rights by the Vendor in respect of any Contract.

7.6      ASSIGNMENT

         The Vendor has not at any time assigned or otherwise disposed of his interests in any Contract to which he was a party or may have been bound so that he has continuing liabilities.

7.7      NO OUTSTANDING OFFER

         No outstanding offer, tender or quotation has been given or made by the Vendor in relation to the Immediate Edge Business that is capable of giving rise to a contract merely by any unilateral act of a third party.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

7.8      NO POWER OF ATTORNEY

         No power of attorney given by the Vendor in relation to the Immediate Edge Business or the Business Assets is in force, other than authorities under which officers, employees or agents may carry out the Immediate Edge Business in the ordinary course.

7.9      NO MATERIAL ADVERSE EFFECT

         Except for a condition or warranty implied by Law or contained in its standard terms of business, the Vendor in connection with the operation of the Immediate Edge Business has not given a condition or warranty, or made a representation, in respect of goods or services supplied or agreed to be supplied by him, or accepted an obligation that could give rise to a liability after the goods or services have been supplied by him, that will, or would reasonably be likely to have, a Material Adverse Effect.

7.10     TERMINATION

         No party to any Contract is entitled or likely as a result of a change in ownership of the Immediate Edge Business or Business Assets to:

         (a)      terminate the Contract;

         (b) refuse to consent to the novation or assignment of the Contract to the Purchaser; or

         (c) require the adoption of terms that are less favourable to the Purchaser than the current terms.

8.       BUSINESS ASSETS
--------------------------------------------------------------------------------

         (a) Upon Completion the Purchaser will own, or have the right to use (on terms no less favourable to the Purchaser than the terms applicable as at the date of this Agreement), all of the Business Assets.

         (b) Copies of any bill of sale or any hiring or leasing agreement, hire purchase agreement, credit or conditional sale agreement, agreement for payment on deferred terms or any other similar agreement used in or relating to the Immediate Edge Business are contained in the Disclosure Statement.

         (c) The Vendor in the course of the Immediate Edge Business has not supplied, or agreed to supply, goods that have been, or will be, defective or that fail, or will fail, to comply with their terms of sale.

         (d) No goods in a state ready for supply by the Vendor in the course of the Immediate Edge Business are, or will be, defective or will fail to comply with terms of sale similar to terms of sale on which similar goods have previously been sold by the Vendor.

         (e) Between the date of this Agreement and the Completion Date, the Vendor has not done or omitted to do any act which would adversely affect the Goodwill.

9.       LITIGATION
--------------------------------------------------------------------------------

9.1      NO LITIGATION PENDING OR THREATENED

         As far as the Vendor is aware, no investigation, prosecution, litigation, proceeding or any other form of mediation or dispute resolution is pending or threatened regarding the Vendor or any person for whom he is or may be liable.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

9.2      NO CIRCUMSTANCES

         To the knowledge of the Vendor, there are no circumstances which might give rise to any investigation, prosecution, litigation, proceeding or any other form of mediation regarding the Immediate Edge Business.

9.3      OUTSTANDING SETTLEMENTS

         (a) There are no outstanding settlements, judgments, decrees, awards, orders, or other decisions of any court, quasi-judicial body or Governmental Agency (including any competition authority) made against the Vendor that will, or would reasonably be likely to, have a Material Adverse Effect on the Immediate Edge Business.

         (b) In relation to the Immediate Edge Business the Vendor has not given an undertaking or written assurance (whether legally binding or not) to any court or Governmental Agency (including any competition authority) under any anti-trust or similar Legislation in any jurisdiction.

9.4      NO OFFENCE OR BREACH

         To the knowledge of the Vendor, neither the Vendor nor any of his officers have in conducting the Immediate Edge Business committed any criminal offence or any tort or any breach of the requirements or conditions of any Law or any breach of any other party's rights or any other legal requirement relating to the Vendor, the conduct of the Immediate Edge Business or use of the Business Assets.

10.      INSOLVENCY
--------------------------------------------------------------------------------

10.1     NO BANKRUPTCY

         The Vendor has not been declared bankrupt, has not commenced steps to be declared bankrupt and to the knowledge of the Vendor there are no circumstances justifying such a declaration.

10.2     NO ADMINISTRATOR

         No administrator or official manager has been appointed in respect of the whole or any part of the Business Assets or undertaking of the Immediate Edge Business, and no such appointment has been threatened or is envisaged by the Vendor, and no judgment has been obtained nor any execution or process of any court or other authority has been issued against or been levied or enforced upon the Vendor, partly or wholly in respect of all or any part of the Immediate Edge Business or the Business Assets.

10.3     SOLVENCY

         The Vendor is:

         (a)      able to pay his debts as and when they fall due;

         (b)      not bankrupt or presumed to be bankrupt under any Law; and

         (c) not bankrupt under administration or has not taken any action which could result in that event.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

11.      INSURANCE
--------------------------------------------------------------------------------

         The Vendor has not procured and does not hold any policies of insurance in respect of the Immediate Edge Business.

12.      EMPLOYEES
--------------------------------------------------------------------------------

         The Vendor has not engaged and there are currently no employees employed by the Immediate Edge Business.

13.      ENCUMBRANCES
--------------------------------------------------------------------------------

         Except as disclosed in the Accounts:

         (a) the Vendor has not granted or created, or agreed to grant or create, any guarantees, letters of comfort, indemnities, finance leases, hire purchase agreements or Encumbrances in respect of the Immediate Edge Business or the Business Assets, and will not at Completion be a party to loans which are currently in force or outstanding;

         (b) no person has given any guarantee or security to any other person for any liability of the Vendor in respect of the Immediate Edge Business or the Business Assets;

         (c) there are no loans, guarantees, material undertakings, material commitments on capital account or unusual liabilities given, made or incurred by or on behalf of the Vendor in respect of the Immediate Edge Business or the Business Assets; and

         (d) at Completion, there are no amounts outstanding and/or appearing in the books of the Vendor as loan accounts repayable (or as amounts otherwise due) to the Vendor in respect of the Immediate Edge Business or the Business Assets.

14.      INTELLECTUAL PROPERTY RIGHTS
--------------------------------------------------------------------------------

14.1     OWNERSHIP AND ENTITLEMENT TO USE

         (a) The Vendor is the absolute legal and beneficial owner or registered proprietor of, or applicant in respect of, the Immediate Edge Business Intellectual Property listed in
                  Schedule 3 free and clear of all Encumbrances, third party rights and Claims.

         (b) The conduct of the Immediate Edge Business does not breach or infringe any Intellectual Property Rights, rights of confidentiality, or moral rights of any third party, where such breach or infringement will have a Material Adverse Effect.

         (c) The use of the Immediate Edge Business Intellectual Property does not breach or infringe any Intellectual Property Rights, rights of confidentiality, or moral rights of any third party, where such breach or infringement will have a Material Adverse Effect on the Immediate Edge Business.

         (d) The Vendor has the exclusive and unfettered right to exploit, grant licences and otherwise deal with the Immediate Edge Business Intellectual Property.

14.2     LIST COMPLETE

         The Vendor does not own or use any material Intellectual Property Rights in the Immediate Edge Business other than the Immediate Edge Business Intellectual Property.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

14.3     NO THIRD PARTY RIGHTS

         No person has any right to use or may benefit from any Immediate Edge Business Intellectual Property, other than the Vendor or a licensor of the Immediate Edge Business Intellectual Property.

14.4     REGISTRATION

         All the Immediate Edge Business Intellectual Property owned by the Vendor which are either capable of registration or capable of being recorded or required to be registered or recorded, are registered in the name of the Vendor and are current and not liable to be cancelled or expunged.

14.5     NON-COMPETITION

         (a) To the knowledge of the Vendor, neither the Vendor nor the officers and employees of the Vendor is, at, the date of this Agreement whether solely or jointly with any other person or persons, directly or indirectly, and whether as principal, agent, director, executive officer, employee, shareholders, partner, joint venturer, adviser, consultant or otherwise, engaged in any other business or concerned or interested in any way in any other business of a similar nature to or competitive with that carried on by the Vendor.

         (b) To the knowledge of the Vendor, neither the Vendor nor the officers and employees of the Vendor, holds, at the date of this Agreement whether solely or jointly with any other person or persons, directly or indirectly, and whether as principal, agent, director, executive officer, employee, shareholders, partner, joint venturer, adviser, consultant or otherwise, any Intellectual Property Rights that are identical or substantially similar to the Immediate Edge Business Intellectual Property.

14.6     SUFFICIENCY

         The Immediate Edge Business Intellectual Property comprise all the Intellectual Property Rights necessary, convenient or useful for the carrying on of the Immediate Edge Business fully and effectively in and to the extent to which it is presently conducted.

14.7     PROCEEDINGS

         (a) No oppositions, cancellation actions, proceedings, Claims or complaints have been brought or threatened by any third party or any Governmental Agency in relation to the Immediate Edge Business Intellectual Property.

         (b) The Vendor has not entered into any settlement, release, co-existence or other agreement, and there are no other circumstances (including an injunction, undertaking or court order) that might reasonably be expected to adversely affect the Vendor's rights to use, enforce or assign any of the Immediate Edge Business Intellectual Property.

14.8     COMPLIANCE

         All  steps  have  been  taken   diligently  for  the   prosecution  and
         maintenance of registrations and applications in respect of the Immediate Edge Business Intellectual Property and all steps have been taken diligently for the maintenance and protection of unregistered Immediate Edge Business Intellectual Property.

14.9     TRADE SECRET

         No trade secret or other confidential information included in the Immediate Edge Business Intellectual Property has been disclosed or made available to any third party except in the ordinary course of business and subject to a binding obligation of confidentiality on the part of the recipient.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

14.10    BUSINESS NAMES AND DOMAIN NAMES

         (a) The Vendor does not carry on the Immediate Edge Business under any name other than its corporate name or the Business Names listed in Schedule 3.

         (b) All registrations of such Business Names are in the name of the Vendor and are current.

         (c) The Vendor is validly licensed to use each of the Domain Names the subject of the Domain Name licences.

         (d) The Domain Name licences are transferable to the Purchaser and are in good standing.

         (e) All Domain Names used in the Immediate Edge Business are listed in Schedule 3.

14.11    INTERNET PRODUCTS

         (a) The Internet Products are free from material defects in materials and workmanship.

         (b)      The  Internet   Products  do  not  infringe  the  Intellectual
                  Property Rights of any third parties or constitute a breach of any agreement with any other person;

         (c) The Internet Products will not, in their use or intended operation, infringe the Intellectual Property Rights of any third parties or constitute a breach of any agreement with any other person.

         (d) The Internet Products do not contain any Malicious Code (as defined below).

         (e) The Internet Products do not breach any obligations under the privacy Laws and will not, in the course of their operation, be in breach of those obligations.

         (f) The Internet Products have not, as at the date of the execution of this Agreement, been used for, nor at any time prior to the Completion Date will they be used for:

                  (i)      illegal, fraudulent or defamatory purposes;

                  (ii)     the bulk transmission of unsolicited emails;

                  (iii)    the  sending  of  harassing,   obscene,  indecent  or
                           offensive emails;

                  (iv)     the transmission of any Malicious Code;

                  (v) procuring unauthorised access to any other computer accessible through the internet; and

                  (vi) the reproduction, distribution, transmission, exploitation or publication of any material that constitutes an infringement of any Intellectual Property Rights of a third party.

         (g) No oppositions, cancellation actions, proceedings, Claims or complaints have been brought or threatened by any third party or any Governmental Agency in relation to the Internet Products.

         (h) The Vendor has not entered into any settlement, release, co-existence or other agreement, and there are no other circumstances (including an injunction, undertaking or court order) that might reasonably be expected to adversely affect the Vendor's rights to use, enforce or assign any of the Internet Products.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

         MALICIOUS CODE means any computer program, code, device or component that is designed or may in the ordinary course of its operation, prevent, inhibit or impair the performance of an end user's system.

15.      RECORDS
--------------------------------------------------------------------------------

         (a)      The Records:

                  (i) are complete, correct and not misleading in all material respects;

                  (ii)     have been fully and properly maintained;

                  (iii) give a true and fair view of the trading transactions, financial and contractual position of the Immediate Edge Business and of its assets and liabilities; and

                  (iv)     so  far  as  is  relevant,   have  been  prepared  in
                           accordance with applicable Laws and the Accounting Standards.

         (b) Any Records retained by the Vendor will not be utilised by the Vendor in any way that would materially prejudice the benefit of the Business Assets sold to the Purchaser pursuant to this Agreement.

16.      INFORMATION
--------------------------------------------------------------------------------

         (a) All the information concerning the Immediate Edge Business and the Business Assets, including information provided in the Disclosure Statement, is complete, true and accurate and not misleading or deceptive whether by omission or otherwise.

         (b) Any information which is material to an intending purchaser of the Business Assets and the Immediate Edge Business and is known by the Vendor concerning the Business Assets and the Immediate Edge Business, has been fully and accurately disclosed by the Vendor as at the date of this Agreement and as at the Completion Date.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 2
                              PURCHASER WARRANTIES

1.       SHARES AND CAPITAL
--------------------------------------------------------------------------------

1.1      TITLE AND CONSENTS

         The Purchaser is able to issue and allot the Immediate Edge Issue Shares without the consent of any other person and free of any Encumbrance, pre-emptive rights or rights of first refusal.

1.2      ISSUED CAPITAL

         (a) The issued capital of the Purchaser as at the date of this Agreement is 1,200,000 Shares and will be altered prior to and on Completion as specified in the table below:

---------------------------- ------------------------------ -------------------
DATE                         EVENT                          TOTAL ISSUED SHARE
                                                            CAPITAL
---------------------------- ------------------------------ -------------------
Execution of this Agreement  Existing share capital         1,200,000 Shares
---------------------------- ------------------------------ -------------------
Prior to Completion          Issue of 2,820,000 Shares      4,020,000 Shares
                             to Marillion Partnership,
                             Edward Wells Dale or their
                             nominees in accordance
                             with the 30 Day Challenge
                             Business and Assets
                             Acquisition Agreement
---------------------------- ------------------------------ -------------------
Completion                   Issue of 600,000 Shares to     4,620,000 Shares
                             Dan Raine or his nominee
---------------------------- ------------------------------ -------------------

         (b) Except for the Shares referred to in paragraph (a) above, no other Shares in the Purchaser have been created or issued and there are no outstanding convertible securities, options or agreements which either now or in the future:

                  (i) entitle any person to call for the issue, purchase or transfer of any Shares, debentures, notes or other securities in the Purchaser; or

                  (ii) create or require to be created any security interest over any of the Immediate Edge Issue Shares.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

         (c) To the knowledge of the Purchaser, all legal requirements for the formation of the Purchaser and the issue of Shares have been fully complied with.

1.3      NO LEGAL IMPEDIMENT

         The execution, delivery and performance by the Purchaser of this Agreement complies with:

         (a) each Law, regulation, authorisation, ruling, judgment, order or decree of any Government Agency;

         (b)      the  constitution  or  other  constituent   documents  of  the
                  Purchaser; and

         (c) any security interest or document which is binding on the Purchaser,

         and will not and is not likely to cause any modification of any document to which the Purchaser is a party such that the Purchaser will be subject to less favourable terms under the provisions of that document and will not and is not likely to cause any breach of, or termination or other materially adverse event under, any such document.

1.4      AUTHORISATIONS

         The  Purchaser  has  taken  all  necessary   action  to  authorise  the
         execution, delivery and performance of this Agreement in accordance with its terms.

1.5      TRANSFERABILITY OF SHARES

         There are no restrictions on the transfer of the Immediate Edge Issue Shares other than the restrictions contained in the constitution of the Purchaser and under applicable Law.

1.6      TRADING

         Other than as disclosed and contemplated by this Agreement, the Purchaser has not traded since its incorporation.

2.       AUTHORITY
--------------------------------------------------------------------------------

2.1      CORPORATE EXISTENCE

         The Purchaser:

         (a) is a company registered in accordance with the laws of the State of Delaware, United States of America;

         (b) has the power to own its assets and carry on its business as it is now being conducted; and

         (c) is not required to be registered in any place as a foreign company except where it is registered or where the failure to be so registered would not have a material adverse effect.

2.2      COMPLIANCE WITH CONSTITUENT DOCUMENTS

         The business affairs of the Purchaser have been conducted in accordance with the Certificate of Incorporation and Bylaws of the Purchaser which will remain unaltered as from the date of this Agreement up until Completion.

2.3      RECORDS

         To the knowledge of the Purchaser, all Records:

         (a)      are materially complete and accurate; and

         (b) have been prepared and maintained in accordance with all relevant Laws and Accounting Standards.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

2.4      CONFIDENTIAL INFORMATION

         To the knowledge of the Purchaser, the Purchaser:

         (a)      has  not  disclosed  to any  person  any  of its  Confidential
                  Information, except in the normal course of conduct of its business and subject to an agreement under which the recipient is obliged to maintain the confidentiality of the information and is restrained from using it other than for the purpose or purposes for which it was disclosed;

         (b) is not aware of any actual or alleged misuse by any person of any of its Confidential Information; and

         (c) does not use any processes or is not engaged in any other activities which involve the misuse of any Confidential Information of any third party.

3.       DUE DILIGENCE DOCUMENTS
--------------------------------------------------------------------------------

3.1      INFORMATION ACCURATE

         The documents given by or on behalf of the Purchaser or its advisers to the Vendor or its advisers pursuant to this Agreement are accurate as at the date to which they are made up and each copy document is a complete copy in all material respects of the document of which it purports to be a copy.

3.2      PROSPECTIVE FINANCIAL INFORMATION

         Notwithstanding any other provision of this Agreement, neither the Purchaser nor any of its directors, officers, employees, advisers or agents makes any warranty or representation in relation to any financial forecast, projection or financial model, whether or not such financial forecast, projection or financial model is included in the Purchaser Warranties or provided to the Vendor prior to the execution of this Agreement.

4.       LITIGATION
--------------------------------------------------------------------------------

4.1      NO LITIGATION PENDING OR THREATENED

         As far as the Purchaser is aware, no investigation, prosecution, litigation, proceeding or any other form of mediation or dispute resolution is pending or threatened regarding the Purchaser, nor any person for whom it is or may be liable.

4.2      NO CIRCUMSTANCES

         To the knowledge of the Purchaser, there are no circumstances which might give rise to any investigation, prosecution, litigation, proceeding or any other form of mediation regarding the business of the Purchaser.

4.3      NO OFFENCE OR BREACH

         To the knowledge of the Purchaser, none of the Purchaser nor any of its officers has in conducting its business committed any criminal offence or any tort or any breach of the requirements or conditions of any Law or any breach of any other party's rights or any other legal requirement relating to the Purchaser, the conduct of the business of the Purchaser or use of the Purchaser's assets.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------

5.       SOLVENCY
--------------------------------------------------------------------------------

5.1      NO LIQUIDATION OR WINDING-UP

         The Purchaser has not gone into liquidation or passed a winding-up resolution or commenced steps for winding up or dissolution or received a deregistration notice or applied for deregistration or other analogous process under the laws of the State of Delaware, United States of America.

5.2      NO PETITION

         No petition or other process for winding up has been presented against the Purchaser and to the knowledge of the Purchaser there are no circumstances justifying a petition or other process.

5.3      NO WRIT OF EXECUTION

         No writ of execution has issued against the Purchaser or the property of the Purchaser and to the knowledge of the Purchaser there are no circumstances justifying a writ.

5.4      NO RECEIVER

         No receiver or receiver and manager of any part of the undertaking or assets of the Purchaser, has been appointed and to the knowledge of the Purchaser there are no circumstances justifying an appointment.

5.5      SOLVENCY

         The Purchaser is able to pay its debts as and when they fall due. The Purchaser is not taken under applicable Laws to be unable to pay its debts or has stopped or suspended, or threatened to stop or suspend, payment of all or a class of its debts.

6.       ACCURACY OF INFORMATION
--------------------------------------------------------------------------------

6.1      DISCLOSURE

         All information given by or on behalf of the Purchaser or its advisers to the Vendor or its advisers in respect of the Purchaser is accurate and not misleading.

6.2      INFORMATION PROVIDED

         At as the date of this Agreement, the Purchaser is not aware of any materially adverse information relating to the Purchaser that has not been made available to the Vendor before the date of this Agreement.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 3
                      IMMEDIATE EDGE INTELLECTUAL PROPERTY



ITEM 1:            BUSINESS NAMES

                   Immediate Edge


ITEM 2:            TRADE MARKS

                   Nil


ITEM 3:            PATENTS

                   Nil


ITEM 4:            DOMAIN NAMES

                   HTTP://WWW.IMMEDIATEEDGE.COM/


                   HTTP://WWW.IMMEDIATEEDGE.TV (WEBSITES)

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 4
                                INTERNET PRODUCTS



ITEM 1:           INTERNET PRODUCTS

                  The Websites (refer to Schedule 3)

                  Files and source code associated with the Websites

                  Operating software associated with the Websites and the Immediate Edge Business

                  Email addresses associated with the Websites

                  Rights to use the website and autoresponder copy associated with the Websites

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------


                                   SCHEDULE 5
                              DISCLOSURE STATEMENT



Nil

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------





                                   SCHEDULE 6
                                 CUSTOMER LISTS


1.       Customer and prospect email lists associated with the Websites; and

2.       Email addresses associated with the Immediate Edge Business.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 7
                              ASSUMED LIABILITIES


Trade Creditors:

Nil

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                   SCHEDULE 8
                                    CONTRACTS


1. Contracts evidencing the rights of the Vendor to use the website and autoresponder copy associated with the Websites;

2.       Revenue and expense operating accounts and contracts  including PayPal;
         and

3.       Contracts evidencing the rights of the Vendor to operate the Websites.

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



EXECUTED AS AN AGREEMENT



SIGNED SEALED AND DELIVERED for and on behalf of      )
30DC, INC. by authority of the directors in the       )
presence of:                                          )


...............................       ..................................
Secretary/Director                   Director

...............................       ..................................
Name (please Print)                  Name (please Print)




SIGNED by DAN RAINE in the presence of:    )





...............................      ...................................
Signature of Witness                Signature of DAN RAINE

...............................      ...................................
(Print) Name of Witness             Address

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                    ANNEXURE
                                    ACCOUNTS

IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT            HWL EBSWORTH
--------------------------------------------------------------------------------



                                   ANNEXURE B
                         DAN RAINE CONSULTANCY AGREEMENT

CONSULTANCY AGREEMENT





30DC, INC.


and


DAN RAINE


















Level 14
Australia Square
264-278 George Street
SYDNEY  NSW  2000
DX 129 SYDNEY
ABN 37 246 549 189
Tel:     (02) 9334 8555
Fax:     1300 369 656
WWW.HWLEBSWORTH.COM.AU

                                TABLE OF CONTENTS



1.       DEFINITIONS AND INTERPRETATION.......................................1

         1.1      DEFINITIONS.................................................1
         1.2      INTERPRETATION..............................................3

2.       ENGAGEMENT AND PLACE OF WORK.........................................4

         2.1      ENGAGEMENT..................................................4
         2.2      PRINCIPAL PLACE OF WORK.....................................4

3.       COMMENCEMENT.........................................................4

4.       REMUNERATION AND REVIEW..............................................4

         4.1      REMUNERATION................................................4
         4.2      TAX.........................................................5
         4.3      PERFORMANCE BONUS...........................................5
         4.4      REVIEW......................................................5

5.       EXPENSES AND OTHER ENTITLEMENTS......................................5

         5.1      REIMBURSEMENT OF EXPENSES...................................5
         5.2      OTHER ENTITLEMENTS..........................................6
         5.3      ENTITLEMENT OF THE CONSULTANT ON THE OCCURRENCE
                  OF A TAKEOVER EVENT OR TRADE SALE...........................6

6.       PERFORMANCE OF SERVICES..............................................6

7.       POLICIES AND PROCEDURES..............................................7

8.       INTELLECTUAL PROPERTY................................................8

9.       CONFIDENTIALITY......................................................8

10.      CONFLICT OF INTEREST.................................................9

11.      TERMINATION..........................................................9

         11.1     RESTRICTION ON TERMINATION..................................9
         11.2     BY THE COMPANY WITHOUT NOTICE...............................9
         11.3     BY THE COMPANY WITH NOTICE.................................10
         11.4     BY THE CONSULTANT WITH NOTICE..............................10
         11.5     CONSEQUENCES OF TERMINATION................................10
         11.6     BOARD REACTION TO TERMINATION..............................10
         11.7     RETURN OF COMPANY PROPERTY.................................11

12.      REAPPOINTMENT.......................................................11

         12.1     REAPPOINTMENT..............................................11
         12.2     FURTHER AGREEMENT..........................................11

13.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE..........................11

         13.1     DISPUTE....................................................11
         13.2     NOTICE OF DISPUTE..........................................11
         13.3     DISPUTE RESOLUTION.........................................12

14.      NOTICES.............................................................12

15.      GENERAL PROVISIONS..................................................13

         15.1     GOVERNING LAW..............................................13
         15.2     ENTIRE AGREEMENT...........................................13
         15.3     NO PARTNERSHIP OR EMPLOYMENT...............................13
         15.4     COSTS AND DUTY.............................................13
         15.5     NO RELIANCE................................................14
         15.6     NO WAIVER..................................................14
         15.7     SEVERABILITY...............................................14
         15.8     BINDING NATURE.............................................14
         15.9     NO VARIATION...............................................14
         15.10    NO ASSIGNMENT..............................................14
         15.11    COUNTERPARTS...............................................14
         15.12    EXTENT THAT THE LAW PERMITS................................14
         15.13    SPECIFIC PERFORMANCE.......................................14
         15.14    CUMULATIVE RIGHTS..........................................14

SCHEDULE.................................................................... 15

CONSULTANCY AGREEMENT


DATE
--------------------------

PARTIES
--------------------------

                              30DC, INC. of 69 Ardmillan Road, Moonee Ponds, Victoria, Australia


                                                                       (COMPANY)

                              DAN RAINE of 7 Norman Road, Runcorn, Cheshire, WA7 SPE, United Kingdom


                                                                    (CONSULTANT)


BACKGROUND
--------------------------

               A. The Company proposes to acquire the Immediate Edge Business from the Consultant in accordance with the terms and conditions of the Immediate Edge Business and Assets Acquisition Agreement.

               B. The Company wishes to engage the Consultant to provide his skill and knowledge for the benefit of the Company in connection with the Immediate Edge Business and the 30DC Group.

                              The Consultant accepts the Engagement and agrees to make the Services available to the Company on the terms and conditions set out in this Agreement.
--------------------------------------------------------------------------------

AGREEMENT

1.       DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

1.1      DEFINITIONS

         In this Agreement, unless the context otherwise requires:

         30 DAY CHALLENGE BUSINESS means the internet marketing business and educational program owned and operated by the Company;

         30DC GROUP means the businesses and entities operating within the Company and includes the 30 Day Challenge Business, the Immediate Edge Business and the Facebook Applications Business;

         AGREEMENT means this agreement, the Schedules and Annexures attached to this agreement and any document or documents supplemental to this agreement;

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         BOARD means the board of directors of the Company, and includes any committee of the Board duly appointed by it;

         BUSINESS DAY means a day which is not a Saturday, Sunday or public holiday in England;

         CHAIRMAN means the person appointed as Chairman of the Board of the Company from time to time;

         COMMENCEMENT DATE means the commencement date set out in Item 1 of the Schedule;

         CONFIDENTIAL INFORMATION has the meaning given in clause 9(a);

         ENGAGEMENT means the engagement of the Consultant under this Agreement;

         FACEBOOK APPLICATIONS BUSINESS means the business of developing and operating the Facebook applications: "Peel a Meal", "Brimmies Super Cups" and "Pop the Top", to be acquired by the Company;

         IMMEDIATE EDGE BUSINESS means the online education and training business in internet marketing and small business start up, to be acquired and operated by the Company pursuant to the Immediate Edge Business and Assets Acquisition Agreement;

         IMMEDIATE EDGE BUSINESS AND ASSETS ACQUISITION AGREEMENT means the business and assets acquisition agreement between the Consultant and the Company to be entered into on or about the date of this Agreement pursuant to which the Company will acquire the Immediate Edge Business from the Consultant;

         INTELLECTUAL PROPERTY means:

         (a)      copyright;

         (b) all rights conferred under statute, common law or equity in relation to inventions (including patents);

         (c)      registered and unregistered trademarks;

         (d)      registered and unregistered designs;

         (e)      circuit layouts; and

         (f) all other agreed rights resulting from intellectual activity in the industrial and mining fields;

         MONTH means calendar month;

         PRINCIPAL  PLACE OF WORK means the  principal  place of work set out in
         Item 3 of the Schedule;

         REASONABLE ADDITIONAL HOURS means hours in excess of normal working hours but such that the total number of hours worked per week does not exceed 48 hours in any given week;

         REMUNERATION means the remuneration package, including the Service Fees, non fee payments and benefits (for the avoidance of doubt this does not include performance-based bonuses referred to in clause 4.2) provided to the Consultant in accordance with clause 4, set out in Item 6 of the Schedule;

         SERVICE FEES means the service fees set out in Item 5 of the Schedule;

         SERVICES means the services provided by the Consultant to the Company in accordance with the terms of this Agreement, details of which are set out in Item 4 of the Schedule to this Agreement; and

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         TERM means the term set out in Item 2 of the Schedule.

1.2      INTERPRETATION

         In this Agreement, unless the context otherwise requires:

         (a)      the singular includes the plural and vice versa;

         (b)      a reference to gender includes both genders;

         (c) the word "person" means a natural person and any association, body or entity whether incorporated or not;

         (d) headings in this Agreement are for convenience only and do not affect its interpretation or construction;

         (e) a reference to writing includes any communication sent by post, fax or e-mail transmission;

         (f) where any word or phrase is defined, any other part of speech or other grammatical form of that word or phrase has a cognate meaning;

         (g) a reference to any statute, proclamation, rule, code, regulation or ordinance includes any amendment, consolidation, modification, re-enactment or reprint of it or any statute, proclamation, rule, code, regulation or ordinance replacing it;

         (h) a reference to US DOLLARS or USD or US$ is a reference to the lawful tender of the United States of America;

         (i) a reference to AUSTRALIAN DOLLARS or AUD or A$ is a reference to the lawful tender of the Commonwealth of Australia;

         (j)      a reference to time refers to time in England;

         (k) mentioning anything after "include", "includes" or "including" does not limit what else might be included;

         (l) no rule of construction applies to the disadvantage of a party because this Agreement is prepared by (or on behalf of) that party;

         (m) a reference to any thing is a reference to the whole and each part of it;

         (n) a reference to a group of persons is a reference to all of them collectively and to each of them individually;

         (o) any direction, approval, discretion or decision given, exercised or made by the Board under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Board by the Company to act for and on its behalf; and

         (p) any direction, approval, discretion or decision given, exercised or made by the Chairman under this Agreement will be deemed to be a direction, approval, discretion or decision given, exercised or made by the Company pursuant to an irrevocable authority given to the Chairman by the Board to act for and on behalf of the Company.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


2.       ENGAGEMENT AND PLACE OF WORK
--------------------------------------------------------------------------------

2.1      ENGAGEMENT

         The Company engages the Consultant to:

         (a) provide the Services to the Company and the 30DC Group for the Term unless the Engagement is terminated by either party in accordance with the terms of this Agreement;

         (b) serve the Company in such additional offices or capacities as may be assigned to him by the Board from time to time consistent with the Services; and

         (c) report to the Board or to such other persons as the Board may nominate from time to time.

2.2      PRINCIPAL PLACE OF WORK

         The Company acknowledges and agrees that the Consultant shall perform the Services at the Principal Place of Work or such other place nominated by him provided he is able to perform the Services as determined by the Board.

3.       COMMENCEMENT
--------------------------------------------------------------------------------

         The Consultant will commence work on the Commencement Date.

4.       REMUNERATION AND REVIEW
--------------------------------------------------------------------------------

4.1      REMUNERATION

         (a) The Company will pay the Remuneration to the Consultant as remuneration for his services.

         (b) The Remuneration will comprise the Service Fees and other entitlements as set out in Item 6 of the Schedule and shall otherwise be adjusted in accordance with this Agreement.

         (c) Subject to clause 4.1(d), the Consultant will be entitled to receive the Remuneration wholly by way of service fees or partly by way of service fees and partly by way of such other benefits as the Company may lawfully provide to him, as the Consultant may elect from time to time consistent with the policy of the Company on such matters, provided that the cost to the Company, including any applicable tax, does not exceed the Remuneration.

         (d) The Service Fees will be paid to the Consultant monthly in arrears, on or before the 15th day of each Month following the Month for which the payment is made, apportioned, if necessary on a daily basis, or as otherwise agreed between the parties in writing.

         (e) The Remuneration is consideration to the Consultant for all time worked or time off in lieu of time worked, as such, the Consultant is not entitled to additional payment for Reasonable Additional Hours worked, or time off in lieu of Reasonable Additional Hours worked.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


4.2      TAX

         (a) Where the Consultant is a bona fide self-employed person he shall be solely responsible for making all his own returns and deductions with regard to tax and national insurance in respect of the Remuneration and the Consultant agrees to indemnify the Company in respect of any and all claims that may be made by the relevant authorities against the Company in respect of tax and national insurance.

         (b) Where the Consultant is not a bona fide self-employed person, invoices should quote the Consultant's national insurance number. In this instance national insurance and income tax at standard rates will be deducted by the Company before payment is made. If the Consultant's personal tax liability is at a higher rate then he must notify the Inland Revenue accordingly.

4.3      PERFORMANCE BONUS

         In addition to the Remuneration, the Board and the Consultant will agree upon milestones for bonus achievement. The actual bonus amount and the method of payment will be determined by the Board in its absolute discretion, details of which are set out in Item 7 of the Schedule.

4.4      REVIEW

         (a) The Remuneration will be subject to annual review by the Board. At each review, the Remuneration will be reviewed having regard to such matters as the responsibilities of the Consultant, the performance of the Immediate Edge Business, the performance of the Company, the performance of the Consultant, the remuneration available outside the 30DC Group for persons with responsibilities and experience equivalent to those of the Consultant and who provide services similar to the Services and the benefits which have accrued and will accrue to the Consultant under this Agreement. At each review the Remuneration may be increased by such amount as the Board may determine and any such increase will take effect on the date determined by the Board.

         (b) The Consultant may, at any time in writing, request that the Remuneration be varied. The Company may after a full investigation into performance agree to the variation of the Remuneration and the terms of this Agreement shall be altered accordingly.

         (c) The Company shall not unreasonably refuse a request for variation of the Remuneration. However, it shall not be unreasonable for the Company to refuse such a request where the request is made sooner than six Months after an earlier agreement has been reached between the parties in relation to the Remuneration. (d) In the event that there is a change in the cost of the other entitlements provided to the Consultant arising from any cause whatsoever, the Company shall have the right after notification to the Consultant to alter the terms of the Agreement accordingly.

5.       EXPENSES AND OTHER ENTITLEMENTS
--------------------------------------------------------------------------------

5.1      REIMBURSEMENT OF EXPENSES

         The Company will reimburse the Consultant for all reasonable business class travel, hotel, entertainment, home telephone, internet and other expenses properly incurred by him in the provision of the Services provided that the Consultant must produce to the Chairman such records and receipts verifying those expenses as the Chairman may reasonably request in accordance with the Company's policy in this regard from time to time.

5.2      OTHER ENTITLEMENTS

         Without limiting clause 5.1 in any way, the Consultant will also be entitled to:

         (a) use a Company credit or debit card linked to a designated expense account for such expenses as are reasonably incurred by the Consultant in the performance of the Services provided that such expenses are supported by appropriate receipts; and

         (b) an appropriate level of coverage for a senior executive under the Company's director's and officer's insurance.

5.3 ENTITLEMENT OF THE CONSULTANT ON THE OCCURRENCE OF A TAKEOVER EVENT OR TRADE SALE

         (a)      For the purposes of this clause 5.3:

                  (i) a TAKEOVER EVENT occurs if, at any time during the Term, an off-market bid, a market bid, scheme of arrangement or offer or invitation is made to all shareholders of the Company to purchase or otherwise acquire shares from them within a specified period and the bid, scheme or offer becomes unconditional, and:

                           (A) the offeror has at least 50% of the voting power in the Company; or

                           (B) the directors issue a statement recommending that the bid, scheme or offer (as the case may be) be accepted or approved by shareholders of the Company; and

                  (ii)     TRADE SALE means a sale of:

                           (A)      the  main  operating   subsidiaries  of  the
                                    Company;

                           (B)      all or a substantial part of the 30DC Group;
                                    or

                           (C) all or substantially all of the assets of the Company,

                          during the Term.

         (b) Notwithstanding the provisions of clause 11.1, if a Trade Sale or a Takeover Event occurs and this Agreement is effectively terminated, then in addition to any other entitlements due to the Consultant in accordance with the terms of this Agreement, the Consultant will be entitled to:

                  (i) be paid a lump sum equal to at least the total of all amounts that, if the Agreement had continued until the end of the Term, the Company would have become liable to pay to the Consultant because of the Agreement continuing during that period; and

                  (ii) be issued with that number of shares in the Company comprising 50% of the Service Fees.

6.       PERFORMANCE OF SERVICES
--------------------------------------------------------------------------------

         (a)      During the course of the Engagement, the Consultant:

                  (i) will carry out the Services to his best reasonable skill and ability and in so doing he must use his best endeavours to further the prosperity and enhance the reputation of the Company and the 30DC Group and must comply with all lawful orders and instructions given to him by the Board; and

                  (ii) must not, without the prior written consent of the Board, directly or indirectly be engaged or interested in any other business activity competing with that of the 30DC Group but this will not preclude the Consultant from holding or acquiring not more than 5% of the shares or securities of any corporation officially listed on any recognised stock exchange or holding or acquiring any real property by way of passive personal investment which holding or acquisition is not inconsistent with the intent of the foregoing provisions of this clause.

         (b) Unless absent on leave as provided under this Agreement or through illness or injury, during the course of the Engagement the Consultant must devote the whole of his time and attention during normal working hours and at such other times as may be reasonably necessary to the provision of the Services and to the business of the 30DC Group.

         (c)      The Consultant acknowledges that:

                  (i)      the   Remuneration   includes  a  provision  for  the
                           Reasonable Additional Hours which the Consultant may be required to work; and

                  (ii) he has no further entitlement to pay or time off in lieu for all such Reasonable Additional Hours worked by him.

         (d) The Consultant must undertake such travel during the course of the Engagement as the Company may reasonably require from time to time.

         (e)      In addition to the above provisions the Consultant must:

                  (i) carry out all lawful and reasonable instructions given to the Consultant by the Board in relation to the Services;

                  (ii) serve the Company and the 30DC Group faithfully, efficiently and diligently and exercise all due care and skill in the performance of the Services;

                  (iii) refrain from acting or giving the appearance of acting contrary to the interests of the Company and the 30DC Group;

                  (iv) not solicit or attempt to persuade any clients of the Company and the 30DC Group to use the services of any other business;

                  (v) keep confidential all raw data and trade secrets the Consultant acquires during the Engagement with the Company and the 30DC Group, including techniques, product information, client lists and any other information which is confidential to the Company and the 30DC Group; and

                  (vi) carry out any other duties reasonably required by the Company and the 30DC Group to the best of the Consultant's skills and abilities.

         (f)      Each of the Company and the  Consultant  will act towards each
                  other  with  respect  to  this   Agreement   and  all  matters
                  incidental to it in good faith.

7.       Policies and procedures
--------------------------------------------------------------------------------

         (a) The Company, in order to comply with its legal obligations best practice, will from time to time introduce policies and procedures with respect to, for example, workplace surveillance (including email and internet usage), anti-discrimination, equal employment opportunity and occupational health and safety.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         (b) The Consultant agrees to read and become familiar with such policies and procedures and comply with them and encourage others to do likewise.

         (c)      These  policies  and  procedures  do not  form  part  of  this
                  Agreement  and  are  not  incorporated   into  the  terms  and
                  conditions of the Engagement with the Company.

         (d) A policy or procedure introduced by the Company may contain provisions to redress breach of that policy. Steps taken by the Company to redress breach of a policy or procedure by the Consultant may include warning or termination.

8.       Intellectual Property
--------------------------------------------------------------------------------

         (a) All rights of any nature in relation to Intellectual Property developed or created by the Consultant using the Company's resources, on the Company's premises or in the course of the Engagement, whether such Intellectual Property was created during business hours or not, will vest in the Company upon creation, and the Consultant will have no claim to or interest of any nature in such Intellectual Property, unless otherwise agreed in writing by the Consultant and the Company.

         (b) Notwithstanding clause 8(a), and to the extent possible, the Consultant shall assign to the Company all present and future rights in relation to Intellectual Property developed or created by the Consultant using the Company's resources, on the Company's premises or in the course of the Engagement.

         (c)      The assignment in clause 8(b) is:

                  (i)      without restriction as to use or territory;

                  (ii)     in perpetuity; and

                  (iii)    effective   without  any   further   payment  to  the
                           Consultant, whether by way of royalty or otherwise, in consideration for the assignment.

         (d) The Consultant must do all things necessary to give effect to this assignment.

         (e) The Consultant gives consent to the Company for all acts or omissions (whether occurring before or after the date of this Agreement) made in relation to any work created during the course of the Engagement, which would otherwise be an infringement of the Consultant's moral rights in the relevant work.

9.       CONFIDENTIALITY
--------------------------------------------------------------------------------

         (a) During the Engagement and at all times after the termination of the Engagement, the Consultant must not, except:

                  (i)      in the proper course of his duties;

                  (ii)     as may be required by law; or

                  (iii)    with the prior consent in writing of the Chairman,

                  divulge or disclose to any other person, firm or corporation any confidential information relating to the Company or the 30DC Group, being specifically any raw data, technology, or process which is confidential or of a sensitive nature and not already in the possession of the Consultant prior to the Engagement or in the public domain, or any trade secrets of which he may become possessed whilst employed in any way whatsoever by the Company (collectively referred to as the CONFIDENTIAL INFORMATION).

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


         (b) The Consultant must not use or attempt to use the Confidential Information in any manner which will or may cause or be calculated to cause injury or loss to the Company or the 30DC Group.

         (c)      During the Term, the Consultant  must use his best  endeavours
                  to  prevent  the   unauthorised   disclosure  of  any  of  the
                  Confidential Information by or to third parties.

         (d) The provisions of clauses 9(a) and 9(b) of this Agreement will continue to apply after termination of the Engagement without limitation in point of time but will cease to apply to information or knowledge which may come into the public domain, other than by breach by the Consultant of this Agreement.

         (e) Since any breach of the provisions of clauses 9(a), 9(b) and 9(c) of this Agreement may diminish the value of the Confidential Information, the Consultant acknowledges that the Company, for itself and on behalf of the 30DC Group, will be entitled to equitable relief, including but not limited to injunctive relief and specific performance, without showing or proving actual damages sustained by the Company or the 30DC Group and the Consultant also acknowledges that the Company and the 30DC Group will also be entitled to money damages.

10.      CONFLICT OF INTEREST
--------------------------------------------------------------------------------

         (a) The Consultant must at the earliest opportunity, disclose in writing to the Board any financial, legal, professional or personal interest that may conflict with the provision of the Services and the conduct of his duties or responsibilities under this Agreement or with the business of the Company and the 30DC Group.

         (b) The Consultant may, with the prior written consent of the Board, engage in activities outside the Engagement where:

                  (i) the Consultant's involvement in such activities does not affect the provision of the Services;

                  (ii)     there is no conflict of interest;

                  (iii)    there is no inconvenience to the Company; and

                  (iv) no Company property or resources are used for such activities without express permission of the Board.

11.      TERMINATION
--------------------------------------------------------------------------------

11.1     RESTRICTION ON TERMINATION

         Subject to the provisions of clause 11.2, this Agreement may not be terminated by either party during the 24 Month period commencing on the Commencement Date.

11.2     BY THE COMPANY WITHOUT NOTICE

         (a) Where the Board decides to terminate the Agreement for reasons specified in this clause, it may do so by giving notice effective forthwith and without payment of any fees, allowances or incentives of any nature, other than as accrued to the date of termination. Termination without notice may occur in circumstances where the Consultant:

                  (i) is or becomes incapacitated by illness or injury from performing the Services for a period of not less than three consecutive Months or any periods aggregating not less than three Months in any period of 12 Months;

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


                  (ii)     is guilty of any serious or wilful misconduct;

                  (iii) is charged with any criminal offence which in the reasonable opinion of the Board brings the
                           Consultant, the Company or the 30DC Group into serious disrepute;

                  (iv) becomes prohibited by law from becoming or holding office as a director;

                  (v) is or becomes bankrupt or makes a composition or arrangement with his creditors generally or takes advantage of any statute for the relief of insolvent debtors;

                  (vi) is or becomes of unsound mind or a person whose person or estate is liable to be dealt with under any law relating to mental health; or

                  (vii) fails to carry out any provision of this Agreement (the onus of proof of which, upon the balance of probabilities, will rest with the Company) and does not remedy that failure within seven days after written notice to the Consultant requiring it to be remedied.

11.3     BY THE COMPANY WITH NOTICE

         Subject to clause 11.1, the Company may terminate the Agreement at any time by giving six Months' notice in writing to the Consultant.

11.4     BY THE CONSULTANT WITH NOTICE

         Subject to clause 11.1, the Consultant may terminate the Agreement at any time by giving six Months' notice in writing to the Company. If the Consultant does not give the required period of notice then the Company may withhold money equivalent to the Remuneration for the shortfall in the required period of notice, on the basis that amount be forfeited by the Consultant to the Company.

11.5     CONSEQUENCES OF TERMINATION

         Where either the Consultant or the Company gives notice of termination of the Agreement, on the date that notice is given or at any time after that during the currency of the notice, the Company will pay the Consultant a lump sum equal to at least the total of all amounts that, if the Engagement had continued until the end of the required period of notice, the Company would have become liable to pay to the Consultant because of the Engagement continuing during that period. If the Company makes that payment then the Agreement terminates on tender by the Company to the Consultant of that lump sum.

11.6     BOARD REACTION TO TERMINATION

         If at any time either the Company or the Consultant gives the other notice of termination of the Agreement, the Board will immediately be entitled to:

         (a) appoint, with effect from such date as may be designated by the Board, another person to undertake, as successor to the Consultant, the performance of the Services and the duties and responsibilities that were being carried out by the Consultant immediately prior to the date upon which any such notice of termination is given; and

         (b) require the Consultant to assist any person appointed as his successor to perform the Services and to perform all such tasks and provide all such assistance to the successor as the Board may deem necessary and for such period within the six Month period of notice as the Board may determine to ensure an orderly handover of the Consultant's duties and responsibilities to the successor.

11.7     RETURN OF COMPANY PROPERTY

         The Consultant expressly covenants that he shall immediately upon the termination of the Agreement deliver up to the Company all correspondence, documentation, specifications, papers, records (including for the avoidance of doubt all records held in electronic format) and all other property of the 30DC Group which may be in his possession or under his control and the Consultant warrants that no copies of any such correspondence, documentation, specifications, papers, records or other property shall be retained by him.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


12.      REAPPOINTMENT
--------------------------------------------------------------------------------

12.1     REAPPOINTMENT

         Subject to clause 12.2:

         (a) at least six Months prior to the expiration of the Term, the Company and the Consultant shall confer with the view to reaching agreement as to whether the Consultant shall be re-appointed for a further term, and if so, on the terms for re-appointment; and

         (b) each party shall advise the other no later than four Months (or such other period as may be agreed in writing) prior to the expiration of the Term of their decision regarding re-appointment pursuant to clause 12.1(a).

12.2     FURTHER AGREEMENT

         Upon agreement in relation to re-appointment of the Consultant in accordance with this clause 12:

         (a) the Consultant shall enter a further agreement on termination or completion of this Agreement;

         (b) the continued service of the Consultant shall be recognised under the new agreement so as to avoid any break of service; and

         (c) any accrued or pro-rata entitlements shall be carried forward into the new agreement.

13.      GRIEVANCE AND DISPUTE RESOLUTION PROCEDURE
--------------------------------------------------------------------------------

13.1     DISPUTE

         If any dispute arises out of this Agreement (DISPUTE), a party to the Agreement must not commence any court or arbitration proceedings unless the parties to the Dispute have complied with the following provisions of this clause 13, except where a party seeks urgent interlocutory relief.

13.2     NOTICE OF DISPUTE

         A party to this Agreement claiming that a Dispute has arisen out of or in relation to this Agreement must give written notice (NOTICE) to the other party to this Agreement specifying the nature of the Dispute.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


13.3     DISPUTE RESOLUTION

         If the parties do not agree within seven days of receipt of the Notice (or such further period as agreed in writing by them) as to the:

         (a) dispute resolution technique (e.g. expert determination) and procedures to be adopted;

         (b)      timetable for all steps in those procedures; and

         (c) selection and compensation of the independent person required for such technique,

         the parties must mediate the Dispute in accordance with the mediation rules of English law and the mediator will be selected by the English courts.

14.      NOTICES
--------------------------------------------------------------------------------

         (a) A party must ensure that a notice it sends under this Agreement is in writing.

         (b) Subject to the requirements for service in any relevant legislation, a notice is deemed to be given:

                  (i)      if sent by hand, at the time of delivery;

                  (ii) if sent by facsimile transmission, at the time recorded on the transmission report;

                  (iii) if sent by e-mail, subject to the sending party receiving proof of a successful transmission, on the Business Day it is sent;

                  (iv) if the notice is sent by prepaid post, seven Business Days after posting; and

                  (v) if the notice is sent by registered mail, seven Business Days after the sender sends the notice.

         (c)      Clause 14(b)(ii) does not apply if:

                  (i) the intended recipient promptly informs the sender that the transmission was received in an incomplete or garbled form; or

                  (ii) the transmission report of the sender indicates a faulty or incomplete transmission.

         (d) If delivery or receipt is not on a Business Day or if receipt is later than 5.00 pm, local time at the place of delivery, then the notice is deemed to have been delivered and received on the next Business Day.

         (e) Subject to clause 14(g), a party must address a notice as follows:

         If to the Consultant:

                   Address:            Dan Raine
                                       7 Norman Road
                                       Runcorn, Cheshire WA7 SPE
                                       United Kingdom
                   Email:              DAN@WURANGA.COM
                   Attention:          Dan Raine

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------



         If to the Company:

                   Address:            30DC, INC.
                                       69 Ardmillan Road
                                       Moonee Ponds  VIC  3039
                                       AUSTRALIA
                   Facsimile:          +61 8 8338 4099
                   Email:              RANDALL.EWENS@CORPORATELOGIC.COM.AU
                   Attention:          Randall Ewens

         (f) A party must notify the other party that it has changed its address.

         (g) A party must send a notice to the other party's last notified address.

         (h)      Despite   anything  in  this  clause  14,  a  party  does  not
                  effectively send a notice if that party knows that the intended recipient will not see the notice for the whole or a substantial part of the period in the notice.

15.      GENERAL PROVISIONS
--------------------------------------------------------------------------------

15.1     GOVERNING LAW

         This Agreement is governed by the laws of England and the parties agree to submit to the non-exclusive jurisdiction of the English courts.

15.2     ENTIRE AGREEMENT

         (a) This Agreement contains the entire understanding between the parties in relation to its subject matter.

         (b) There are no express or implied conditions, warranties, promises, representations or obligations, written or oral, in relation to this Agreement other than those expressly stated in it or necessarily implied by law.

15.3     NO PARTNERSHIP OR EMPLOYMENT

         (a) Nothing in this Agreement is intended to create a partnership between the Consultant and the Company.

         (b)      This  Agreement  does  not  constitute  the   relationship  of
                  employee and employer between the Consultant and the Company.

15.4     COSTS AND DUTY

         (a) The Company will pay the costs connected with the negotiation, preparation and execution of this Agreement.

         (b) The Company must pay all stamp duty and other government imposts payable in connection with this Agreement and all other documents and matters referred to in this Agreement when due.

CONSULTANCY AGREEMENT                                               HWL EBSWORTH
--------------------------------------------------------------------------------


15.5     NO RELIANCE

         The Consultant acknowledges that the Consultant has entered into this Agreement without relying on any representation by the Company.

15.6     NO WAIVER

         (a) No failure, delay, relaxation or indulgence by a party in exercising any power or right conferred upon it under this Agreement will operate as a waiver of that power or right.

         (b) No single or partial exercise of any power or right precludes any other or future exercise of it, or the exercise of any other power or right under this Agreement.

15.7     SEVERABILITY

         If any provision of this Agreement is invalid, void or unenforceable, all other provisions which are capable of separate enforcement without regard to an invalid, void or unenforceable provision are and will continue to be of full force and effect in accordance with their terms.

15.8     BINDING NATURE

         This Agreement binds and inures for the benefit of the parties, their respective successors (including, in the case of natural persons, their legal personal representatives) and permitted assigns.

15.9     NO VARIATION

         This Agreement may not be varied except by written instrument executed by the parties.

15.10    NO ASSIGNMENT

         The Consultant may not without the prior written consent of the Company assign or encumber all or any part of his rights under this Agreement or attempt or purport to allow another person to assume the Consultant's obligations under this Agreement.

15.11    COUNTERPARTS

         (a) The parties may execute this Agreement in two or more counterparts.

         (b)      The parties deem that each counterpart is an original.

         (c)      All counterparts together constitute one instrument.

15.12    EXTENT THAT THE LAW PERMITS

         The terms of this Agreement apply to the extent the law permits.

15.13    SPECIFIC PERFORMANCE

         The parties agree that:

         (a)      damages for breach of this Agreement are inadequate; and

         (b) a party is entitled to specific performance or injunctive relief or both.

15.14    CUMULATIVE RIGHTS

         A party's rights under this Agreement are in addition to the rights of the parties at law.


CONSULTANCY AGREEMENT                                                                                 HWL EBSWORTH
------------------------------------------------------------------------------------------------------------------

                                               SCHEDULE


ITEM 1                              June 2009
Commencement Date

ITEM 2                              The period of three years from the Commencement Date
Term

ITEM 3                              7 Norman Road, Runcorn, Cheshire WA7 SPE, United Kingdom
Principal Place of Work

ITEM 4                              The services provided by the Consultant will include:
Services
                                    1.       devoting  his time and  attention,  including  during the  Company's normal  business  hours,  to the  business and to the conduct of the affairs of the Immediate Edge Business,  the Company and the rest of the 30DC Group, as he may be directed;

                                    2.       using his best and  reasonable  efforts to promote the  interests of the  Immediate  Edge  Business,  the  Company,  the rest of the 30DC
                                             Group and  associated  entities to aid the  profitable  operation of the Immediate  Edge  Business,  the Company and the rest of the 30DC
                                             Group;

                                    3.       reporting to the Board of the Company; and

                                    4.       leading and  managing the  day-to-day  operations  of the  Immediate
                                             Edge  Business as the Company may direct and any other  related work that shall reasonably be requested by the Board.



ITEM 5                              US$
Service Fees

ITEM 6                              US$250,000  + US$   + US$   =
Remuneration                        US$

                                    1.       If the  revenue  of the  30DC  Group  in any  year of the  Agreement
ITEM 7                                       calculated from the Commencement Date is doubled,  the Company shall
Performance bonus                            issue  to the  Consultant  that  number  of  shares  in the  Company comprising 50% of the Service Fees.

                                    2.       The  Consultant  will  be  entitled  to  participate  in any  senior executive  stock  option  plan adopted  by the Company on listing on the OTC Bulletin Board.

                                    3.       The  Consultant   will  be  entitled  to  other  such  benefits  and
                                             incentive payments,  as may be deemed appropriate by the Company and the 30DC Group

EXECUTED AS AN AGREEMENT


SIGNED SEALED AND DELIVERED for and on behalf of      )
30DC, INC. by authority of the directors in the       )
presence of:                                          )

/s/ Clinton Carey                               /s/ Edward Dale
..........................................       ................................
Secretary/Director                              Director

Clinton Carey                                   Edward Dale
..........................................       ................................
Name (please Print)                             Name (please Print)




SIGNED by DAN RAINE in the presence of:     )
                                            )



                                                /s/ Dan Raine
..........................................       ................................
Signature of Witness                            Signature of DAN RAINE

                                                7 Norman Road, Runcorn,
                                                Cheshire WA7 SPE, United Kingdom
..........................................       ................................
(Print) Name of Witness                         Address